UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.        )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Presto Automation Inc.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 6, 2023

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2023 Annual Meeting of Stockholders of Presto Automation Inc. (the “Annual Meeting”) to be held on December 6, 2023 at 10:00 a.m. Pacific Time.  The Annual Meeting will be a completely virtual meeting, conducted via live audio webcast, with no physical in-person meeting.  You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/PRST2023 and entering the control number found on your proxy card, voting instruction form or notice you previously received.

The purpose of the Annual Meeting is to:

1.	elect the three Class I director nominees listed in the accompanying proxy statement (this “Proxy Statement”);
2.	ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024;
3.

amend and restate the Presto Automation Inc. 2022 Incentive Award Plan (the “2022 Plan”) to provide for an increase in the number of shares currently available under the 2022 Plan and to amend the evergreen provision; and

4.	transact any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on October 20, 2023 may vote at the Annual Meeting.  Each stockholder of record is entitled to one vote for each share of common stock held at that time.  During the Annual Meeting, any stockholder attending the Annual Meeting may access a list of the stockholders entitled to vote at the Annual Meeting at www.virtualshareholdermeeting.com/PRST2023 by following the instructions contained in the Proxy Statement.

Your vote is important to us.  Whether or not you plan to attend the Annual Meeting, we strongly urge you to cast your vote promptly.  You may vote over the Internet, as well as by mail.  Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held December 6, 2023

This Proxy Statement and the 2023 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the year ended June 30, 2023 are being made available on or about October 27, 2023 at www.proxyvote.com.

By order of the Board of Directors,

/s/ Krishna Gupta
Krishna Gupta

Chairperson of the Board

October 27, 2023

(i)

PRESTO AUTOMATION INC.
958 INDUSTRIAL ROAD
SAN CARLOS, CA 94070

2023 PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors (the “Board”) of Presto Automation Inc. (“Presto,” the “Company,” “we” or “us”) is making this proxy statement (this “Proxy Statement”) available to you in connection with the solicitation of proxies for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”).  The Annual Meeting will be held virtually on December 6, 2023 at 10:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/PRST2023.  The Annual Meeting will be a completely virtual meeting, conducted via live audio webcast, with no physical in-person meeting.

At the Annual Meeting, our stockholders will:

(1)	vote to elect the three Class I director nominees listed herein;
(2)	vote to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024;
(3)	vote to amend and restate the 2022 Plan to provide for an increase in the number of shares currently available under the 2022 Plan and to amend the evergreen provision; and
(4)	transact any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on October 20, 2023 (the “Record Date”) may vote at the Annual Meeting.

We are taking advantage of Securities and Exchange Commission (the “SEC”) rules that permit companies to furnish proxy materials to stockholders via the Internet.  As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”).  If you received a Notice by mail, you will not receive a printed copy of our proxy materials unless you specifically request one by following the instructions contained in the Notice.  The Notice instructs you on how to access our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2023 (the “Annual Report”), via the Internet, as well as how to vote online.  We are first making this Proxy Statement and accompanying materials available to our stockholders on or about October 27, 2023.

YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY VOTE OVER THE INTERNET OR BY SIGNING AND DATING A PROXY CARD AND RETURNING IT TO US BY MAIL.

By submitting your proxy using any of the methods above, and as specified in the Notice, you authorize each of Xavier Casanova, our Chief Executive Officer, and Susan Shinoff, our General Counsel & Corporate Secretary, to represent you and vote your shares at the Annual Meeting in accordance with your instructions.  Either one of them may also vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any postponements or adjournments of the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I being provided with these materials?

We are providing this Proxy Statement to you in connection with the Board’s solicitation of proxies to be voted at our Annual Meeting, to be held on December 6, 2023, and at any postponements or adjournments of the Annual Meeting.  We have either (1) delivered to you a Notice and made such Notice, this Proxy Statement and the Annual Report (together, the “Proxy Materials”) available to you on the Internet or (2) delivered printed versions of the Proxy Materials, including a proxy card, to you by mail.

How can I attend and vote at the Annual Meeting?

To be admitted to the Annual Meeting, you will need to log in to www.virtualshareholdermeeting.com/PRST2023 using the 16-digit control number on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials for the Annual Meeting.  If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting.  We recommend you carefully review the procedures needed to gain admission in advance.

Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device’s audio system.  We encourage you to access the Annual Meeting in advance of the designated start time.

Stockholders encountering difficulty with the Annual Meeting virtual platform during the sign-in process or at any time during the meeting may utilize technical support provided by the Company through Broadridge Financial Solutions, Inc.  Technical support information is provided on the login page for all stockholders beginning 15 minutes prior to the start of the Annual Meeting.  If you have difficulties accessing the virtual Annual Meeting during sign-in or during the meeting, please call the technical support number listed on the Annual Meeting login page.

Stockholders eligible to participate in the Annual Meeting may submit questions during the Annual Meeting through www.virtualshareholdermeeting.com/PRST2023.

Will I be able to participate in the online Annual Meeting on the same basis I would be able to participate in a live annual meeting?

The virtual meeting format for the Annual Meeting will enable full and equal participation by all of our stockholders from any place in the world at little to no cost.  We designed the format of the virtual Annual Meeting to ensure that our stockholders who attend the Annual Meeting will be afforded the same rights and opportunities to participate as they would at a physical, in-person meeting, and to enhance stockholder access, participation and communication through online tools.  We will be providing stockholders with the ability to submit appropriate questions in real time via the Annual Meeting website, limiting questions to one per stockholder unless time otherwise permits.  We will also make the list of the stockholders entitled to vote at the Annual Meeting available during the Annual Meeting.

How do I vote my shares without attending the Annual Meeting?

Stockholders of record.  You may vote by granting a proxy in the following ways:

●By Internet: go to www.virtualshareholdermeeting.com/PRST2023 and follow the on-screen instructions.  You will need the Notice or proxy card in order to vote by Internet.

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●By Mail: request a proxy card from us and indicate your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you.  You should sign your name exactly as it appears on the proxy card.  If you are signing in a representative capacity, indicate your name and title or capacity.

Stockholders with shares held in street name.  You may vote by submitting voting instructions to your bank, broker or other nominee.  In most instances, you will be able to do this on the Internet or by mail as indicated above.  Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

Internet voting facilities will close at 11:59 p.m., Eastern Time, on December 5, 2023 for the voting of shares held by stockholders of record or held in street name.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than December 5, 2023.

What am I voting on at the Annual Meeting?

At the Annual Meeting, there are three proposals scheduled to be voted on:

●Proposal 1: Election of the three Class I director nominees listed in this Proxy Statement (the “Nominee Proposal”);
●Proposal 2: Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024 (the “Ratification Proposal”); and
●Proposal 3: Amendment and restatement of the 2022 Plan to increase the number of shares available under the 2022 Plan and to amend the evergreen provision (the “2022 Plan Restatement Proposal”).

Members of our management team and representatives of Moss Adams LLP are expected to be present at the Annual Meeting, where they will have an opportunity to make a statement if so desired and are expected to be available to respond to appropriate questions.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting.  The only class of stock entitled to vote at the Annual Meeting is the Company’s common stock, par value $0.0001 per share (the “Common Stock”).  Each holder of Common Stock on the Record Date is entitled to one vote for each share of Common Stock held by such holder.  On the Record Date, there were 59,469,944 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a record holder and holding shares of Common Stock in street name?

A record holder holds shares in its name through Presto’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”).  A “beneficial owner,” or a person or entity that holds their or its shares in “street name,” holds shares in the name of a bank, broker or other nominee on that person or entity’s behalf.

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Am I entitled to vote if my shares are held in street name?

If your shares are held in street name, the Notice will be forwarded to you by your bank, broker or other nominee, along with a voting instruction card.  You may vote by directing your bank, broker or other nominee how to vote your shares.  In most instances, you will be able to do this over the Internet or by mail, as indicated above under “How do I vote my shares without attending the Annual Meeting?”

Under applicable rules, if you do not give instructions to your bank, broker or other nominee, it may vote on matters that are considered “routine,” but will not be permitted to vote your shares with respect to “non-routine” items.  The Ratification Proposal is a routine matter, but the Nominee Proposal and the 2022 Plan Restatement Proposal are considered to be non-routine matters, so your bank, broker or other nominee cannot vote your shares on either the Nominee Proposal or the 2022 Plan Restatement Proposal unless you provide voting instructions for such matter.  If you do not provide voting instructions on a non-routine matter, your shares will not be voted on that matter resulting in a “broker non-vote.”

As a street name holder, you may be required to obtain a proxy form from your bank, broker or other nominee to use at the Annual Meeting in order to vote your shares.  Please follow the instructions that you receive from your broker, bank, or other nominee and the instructions that you will receive via email after registering for the Annual Meeting, should you decide to vote during the virtual meeting.

How many shares must be present to hold the Annual Meeting?

In order for Presto to conduct the Annual Meeting, holders of a majority of the voting power of the shares of Common Stock issued and outstanding and entitled to vote, present by remote communication or represented by proxy, shall constitute a quorum at the Annual Meeting.  Abstentions and “broker non-votes” are counted as present or represented and entitled to vote for purposes of determining a quorum.

What does it mean if I receive more than one Notice or proxy card?

Receiving more than one Notice or proxy card generally means that you hold shares in more than one brokerage account.  To ensure that all of your shares are voted, please sign and return each proxy card, or, if you vote by Internet, vote once for each Notice or proxy card that you receive.

Can I revoke my proxy or change my vote after I submit my proxy?

Yes, you may revoke or change your vote after submitting your proxy card.

Stockholders of record.  Whether you have voted by Internet or mail, you may revoke your proxy or change your vote at any time before it is actually voted.  A record holder may revoke their or its proxy by:

●signing and delivering another proxy with a later date that is received no later than December 5, 2023;
●voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on December 5, 2023;
●sending a written statement to that effect to the Company’s Secretary, provided that such statement is received no later than December 5, 2023; or
●voting at the Annual Meeting.

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Stockholders with shares held in street name.  If you wish to revoke your proxy or vote at the Annual Meeting, you must follow the instructions provided to you by your bank, broker or other record holder and/or obtain from the record holder a proxy issued in your name.  Your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.

Who will count the votes?

The inspector of elections appointed for the Annual Meeting will tabulate and certify the votes.

What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend I vote?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Proposal	Vote Required	Voting Options	Board Recommendation(1)	Impact of Broker Non-Votes	Impact of Abstain Vote
Proposal 1 — Nominee Proposal	Plurality of the votes cast	“FOR” “WITHHOLD”	“FOR”	No impact	No impact
Proposal 2 — Ratification Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No broker non-votes (uninstructed shares may be voted in broker’s discretion)	No impact
Proposal 3 — 2022 Plan Restatement Proposal	Majority of votes cast	“FOR” ”AGAINST” ”ABSTAIN”	“FOR”	No impact	No impact

(1)	If you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting.  If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the persons named in the form of proxy card (the “proxy holders”) who you have authorized to represent you and vote your shares at the Annual Meeting will vote your shares in accordance with their best judgment.

Who will pay for the cost of the proxy solicitation?

We will pay the cost of soliciting proxies.  Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission.  Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners (i.e. shares held in street name) and will be reimbursed for their reasonable expenses.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Under our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”), the Board is divided into three classes.  Only one class of directors is elected in each year and each class (except for those directors appointed prior to the Company’s first annual meeting of stockholders, or this year’s Annual Meeting) serves a three-year term.  Because the current Board was appointed prior to the Annual Meeting, the term length of each Class is for each Class I director, a term that expires at this Annual Meeting; for each Class II director, a term that expires at the Company’s 2024 annual meeting of stockholders; and, for each Class III director, a term that expires at the Company’s 2025 annual meeting of stockholders.

There are currently six directors serving on the Board and one vacancy.  Upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), the Board has considered and nominated the following slate of Class I director nominees, each for a three-year term expiring at the Company’s 2026 annual meeting of stockholders: Krishna K. Gupta, Keith Kravcik and Edward Scheetz.  In addition, pursuant to the terms of the Governance Agreement, described below, REMUS Capital designated Mr. Gupta for appointment and Cleveland Avenue designated Keith Kravcik for appointment to the Presto Board.  Action will be taken at the Annual Meeting for the election of these director nominees.

It is intended that the proxies delivered pursuant to this solicitation will be voted by the proxy holders in favor of the election of Krishna K. Gupta, Keith Kravcik and Edward Scheetz except where proxies bear contrary instructions.  In the event that these director nominees should become unavailable for election due to any presently unforeseen reason, the proxy holders will have the right to use their discretion to vote for a substitute or substitutes.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN 2023

The following information describes the offices held and other business directorships of each director nominee.  Information regarding each nominee’s beneficial ownership of equity securities is shown under “Security Ownership of Certain Beneficial Owners and Management” below.

Krishna K. Gupta, 36, has served as Chairperson of the Presto Board since September 2022 and served as the Interim Chief Executive Officer of Presto from March 2023 to July 2023.  Mr. Gupta is the founder of REMUS Capital and Romulus Capital (collectively referred to herein as “REMUS Capital”), technology-focused venture capital firms he initially founded in 2008.  Mr. Gupta has been Co-Chairman of the board of Allurion Technologies, a weight loss technology platform which is listed on the NYSE as ALUR, since August 2023, having served as a director since January 2017.  Mr. Gupta also serves as a director on the boards of several privately-held companies, including: Ceres Imaging, which provides computer vision-analytics in agriculture; Cogito, which provides voice AI for large enterprises; Cohealo, Inc., which provides equipment sharing services for health systems; Spotta, which develops smart insect and pest monitoring solutions; and ZeroCater, which provides catering technology for enterprises.  Prior to REMUS Capital, Mr. Gupta held roles at McKinsey & Company, a management consulting firm, and JPMorgan, an investment banking firm, where he advised several Fortune 100 clients on tech M&A deals.  Mr. Gupta holds B.S. degrees in materials science and engineering, as well as in management sciences, both from the Massachusetts Institute of Technology.

We believe that Mr. Gupta is well qualified to serve as a director based on his experience investing in technology-enabled businesses.

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Keith Kravcik, 62, has served as a member of the Presto Board since September 2022.  Mr. Kravcik is currently the Chief Investment Officer of all of Cleveland Avenue’s various investment funds.  Mr. Kravcik has been at Cleveland Avenue since its inception in September 2015.  Prior to Cleveland Avenue, he served as the Chief Financial Officer of Ovation Brands (d/b/a Buffet Inc.), an operator of a number of American national buffet chain restaurants, from July 2013 to August 2015.  He previously served as Group Vice President, Controller and Corporate Officer of SUPERVALU Inc., an American wholesaler and retailer of grocery products, between April 2011 and June 2013, where he was the key strategic partner in developing financial and operational strategies to improve results, drive efficiencies and create shareholder value.  This effort culminated in Mr. Kravcik becoming the strategy and financial resource lead during the completion of the $3.3 billion sale of SUPERVALU Inc.’s underperforming retail grocery chains to a consortium led by Cerberus Capital Management, L.P.  Prior to SUPERVALU Inc, Mr. Kravcik spent 16 years at McDonald’s Corporation, where he held four progressively more senior executive management positions including being responsible for all of Worldwide Financial Reporting as well as Strategy and Corporate Development when McDonald’s acquired Chipotle.  He also served as CFO of McDonald’s Latin America where his strategies reversed losses by increasing sales over 100% in a three-year period. Lastly, Mr. Kravcik became the Corporate Vice President and Controller for McDonald’s USA, LLC., where he developed company-operated restaurant ownership and profit optimization plans which significantly improved operating margins and increased operating profits by $198mm in a three-year period.  Mr. Kravcik began his career at Ernst & Young where he worked his way up the audit ranks in the Chicago office during his eleven-year tenure.  Mr. Kravcik holds a Bachelor of Science in Accounting degree from DePaul University, and is a Certified Public Accountant.  He serves on multiple boards of directors for several companies within the Cleveland Avenue investment portfolio and also advises founders of entrepreneurial food and technology concepts.  Mr. Kravcik has also served as a Board member of the Illinois CPA Society Technical Accounting Committee as well as other not-for-profit organizations.

We believe that Mr. Kravcik is well qualified to serve as a director based on his financial expertise and experience in the food service industry.

Edward Scheetz, 58, has served as a member of the Presto Board since September 2022.  Previously, Mr. Scheetz served as VTAQ’s Chief Executive Officer and Chairman from August 2020 to September 2022.  He is also the co-founder, Chief Executive Officer and Chairman of Ventoux Acquisition Holdings LLC (“Ventoux Acquisition”), VTAQ’s co-sponsor.  From November 2016 to date, Mr. Scheetz has actively pursued a range of projects in the hospitality and real estate sectors.  In June 2018, Mr. Scheetz, with partners, acquired a mixed use hotel and condominium project in West Hollywood, CA.  In March 2020, he began the redevelopment and expansion of the project.  From 2013 until October 2016, Mr. Scheetz was Chief Executive Officer of Chelsea Hotels until the sale of that company.  In March, 2011, Mr. Scheetz founded and served as Chief Executive Officer of King & Grove Hotels until 2013 when King & Grove Hotels became Chelsea Hotels.  In 2005, Mr. Scheetz became Chief Executive Officer of Morgans Hotel Group Co. In 2006, he took Morgans public (NASDAQ: MHGC).  Morgans was the developer, owner and operator of such iconic hotel properties as the Delano and Shore Club in Miami, Mondrian in Los Angeles, Morgans, Royalton, Paramount and Hudson in New York, and Sanderson and St. Martin’s Lane in London.  In 1997, Mr. Scheetz co-founded NorthStar Capital Investment Corp. (“NCIC”).  While at NCIC, Mr. Scheetz co-founded real estate investment trust NorthStar Realty Finance Corp., which went public in 2004 (NYSE: NRF).  Mr. Scheetz continued to serve as Executive Chairman of NRF through 2007.  From 1993 until 1997, Mr. Scheetz was a partner at Apollo Management where he was the co-head of Apollo Real Estate Advisors and raised, invested and managed their first three real estate funds.  Prior to his work at Apollo, Mr. Scheetz was at The Trammell Crow Companies and Crow Family Ventures where he was involved with Wyndham Hotels, assisted the

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Chief Financial Officer in restructuring The Trammell Crow Companies, and was a Principal at Trammell Crow Ventures.  Mr. Scheetz graduated from Princeton University where he earned an A.B. in Economics.

We believe Mr. Scheetz is well qualified to serve as a director based on his extensive industry contacts and knowledge and financial, capital markets and transaction expertise.

Directors are elected by a plurality of the votes cast for the election of each director at the Annual Meeting.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

Continuing Members of the Board of Directors

In addition to the directors nominated for election at the Annual Meeting, the following directors currently serve on our Board:

Class II, with a term expiring at the 2024 Annual Meeting of Stockholders:

Ilya Golubovich, 37, has served as a member of the Presto Board since September 2022.  Mr. Golubovich also serves a director on the board of ServiceTitan, Inc., a provider of vertical software solutions for field services businesses.  Mr. Golubovich was the Founding Partner of I2BF Global Ventures, a venture fund facilitating the advancement of the second wave of digital transformation, headquartered in New York City, and operated that business from 2007 to 2023, focusing on investment in vertical SaaS, deep tech, and new media.  Mr. Golubovich holds a B.S. in management science and engineering from Stanford University.

We believe that Mr. Golubovich well qualified to serve as a director based on his experience investing in software and technology companies.

Class III, with a term expiring at the 2025 Annual Meeting of Stockholders:

Scott Raskin, 61, has served as a member of the Presto Board since February 2023.  Mr. Raskin has served as the CEO of Worldly Holdings Inc. since July 2023.  Previously, Mr. Raskin served as President of Quotient Technology Inc., a digital media and promotions technology company, from 2019 to 2023 and served on its Board of Directors as Lead Independent Director and the Chair of the Compensation Committee from 2017 to 2019.  Mr. Raskin served as Chairman of the Board of Neology Inc., a provider of integrated, end-to-end solutions for tolling, electronic vehicle registration and public safety markets, from 2019 to 2022 and as Chairman of the Board of MariaDB Corporation, a new-generation cloud database company, from 2015 to 2022.  Mr. Raskin was previously President and Chief Executive Officer of Spigit, Inc., an innovation management software company, from 2016 to 2019.

We believe that Mr. Raskin is well qualified serve as a director based on his executive leadership positions and experience in the technology industry.

Gail Zauder, 65, has served as a member of the Presto Board since September 2022.  Ms. Zauder has over 35 years of experience as an investment banker specializing in M&A and financings in the consumer products, beauty, luxury goods and retail and apparel sectors.  She is also an experienced director and operating executive.  Since January 2002, Ms. Zauder has served as Managing Partner of Elixir Advisors LLC, a financial and strategic advisory firm she founded to focus on entrepreneur-led companies in the luxury goods, beauty, retail, apparel and consumer products sectors.  Ms. Zauder was the Chief Financial Officer of Urban Zen, Ms. Donna Karan’s luxury lifestyle brand and foundation, from

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May 2012 to December 2013 and the Chief Executive Officer of Soap & Glory Ltd, a global beauty products company, from July 2011 to February 2012 and from November 2012 until April 2014.  Ms. Zauder began her investment banking career in 1985 as a member of the Mergers & Acquisitions Group at The First Boston Corporation, and served in various senior leadership roles at Credit Suisse First Boston, its successor firm, until 2001, including as the Head of M&A for Retail and Apparel Investment Banking and the Worldwide Head of Luxury Goods Investment Banking.  Ms. Zauder has served as a director on numerous private company boards, including Clean Beauty Collaborative, a joint venture between Amyris Inc and Rosie Huntington-Whiteley for the Rose Inc. clean color cosmetics and skin care brand, since January 2022. Previously, she was a member of the boards of Kenneth Cole Productions, from December 2017 to October 2023, where she was the Chair of the Compensation Committee; Altuzarra LLC, a women’s luxury ready-to-wear and accessories company, from September 2013 to February 2021; Edun Apparel Ltd, an ethical apparel brand, from May 2009 to September 2018; and Allurion Technologies, a consumer-facing medical device company disrupting the treatment of obesity, from October 2017 to July 2021, where she served as Chair of the Audit Committee.  She joined the board of Soap & Glory in November 2008 and became Chairman in July 2009, serving in this capacity until November 2014 when the company was acquired by Alliance Boots.  She is also currently a director of the Gordon A. Rich Memorial Foundation and 122E82 Owners Corp, where she is the Treasurer.  Ms. Zauder holds a B.A. in urban environmental studies from Smith College and an M.B.A. from Yale University’s School of Management.

We believe Ms. Zauder is well qualified to serve as a director based on her executive leadership positions and financial and transaction experience.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Overview

The Board directs and oversees the management of the business and affairs of the Company and carries out its oversight responsibilities through meetings and actions of the Board and its four standing committees: the Audit Committee of the Board (the “Audit Committee”), the Compensation Committee of the Board (the “Compensation Committee”), the Nominating and Corporate Governance Committee of the Board (the “Nominating and Governance Committee”), and the Strategic Finance Committee of the Board (the “Strategic Finance Committee”), each of which operate under a written charter.

The Company was originally incorporated in Delaware in 2019 under the name Ventoux CCM Acquisition Corp. (“VTAQ”) for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more target businesses.  On December 30, 2020, VTAQ consummated its initial public offering (“IPO”), following which its securities began trading on the Nasdaq Stock Market.  On September 21, 2022 (the “Business Combination Closing”), VTAQ consummated the previously announced business combination with E La Carte, Inc. (“Legacy Presto”) pursuant to which, among other transactions, Ventoux Merger Sub I merged with and into Legacy Presto (the “First Merger”), with Legacy Presto surviving as a wholly-owned subsidiary of VTAQ (the “Surviving Corporation”), and, immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation merged with and into Ventoux Merger Sub II (the “Second Merger”), with Ventoux Merger Sub II surviving as a wholly-owned subsidiary of VTAQ (the First Merger and Second Merger, together with the other transactions described in the Agreement and Plan of Merger, as amended on April 1, 2022 and July 25, 2022 (the “Merger Agreement”) by and among VTAQ, Ventoux Merger Sub I, Ventoux Merger Sub II, and Legacy Presto, the “Business Combination”).  In connection with the closing of the Business Combination, VTAQ changed its name to “Presto Automation Inc.” All references to VTAQ are to the Company prior to the Business Combination.

Prior to the Business Combination Closing, VTAQ’s board of directors consisted of eight members, including Edward Scheetz, Matthew MacDonald, Jonas Grossman, Woodrow H. Levin, Alex Weil, Julie Atkinson, Christian Ahrens, and Bernard Van der Lande.  Effective upon the Business Combination Closing, and in accordance with the terms of the Business Combination, each of VTAQ’s directors, other than Mr. Scheetz, resigned from their respective positions.

In connection with the Business Combination, the Company entered into a Governance Agreement with the REMUS Capital stockholders, Rajat Suri, our Founder and former Chief Executive Officer and director, Cleveland Avenue and I2BF Global Investments Ltd.  Pursuant to the Governance Agreement, for so long as the REMUS Capital stockholders and any of their affiliates hold, in the aggregate, not less than 5% of the outstanding voting securities of Presto, the REMUS Capital stockholders shall be entitled to nominate and require the Presto Board to include one Class I director in the slate of nominees recommended by the Presto Board; for so long as Mr. Suri and his affiliates hold, in the aggregate, not less 5% of the outstanding voting securities of Presto, he shall be entitled to nominate and require the Presto Board to include one Class II director in the slate of nominees recommended by the Presto Board; and for so long as Cleveland Avenue and its affiliates hold, in the aggregate, not less than 75% of the shares of Common Stock they held immediately following the Business Combination, Cleveland Avenue shall be entitled to nominate and require the Presto Board to include one Class I director in the slate of nominees recommended by the Presto Board.  Such designees are required to comply with the requirements of the Charter for, and related guidelines of, Presto’s nominating and governance committee.

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Pursuant to the Governance Agreement, the parties agreed that the initial Presto Board upon the completion of the Business Combination would consist of the following seven individuals: Edward Scheetz, Gail Zauder, Ilya Golubovich, Keith Kravcik, Kim Axel Lopdrup, Krishna K. Gupta and Rajat Suri, with Mr. Gupta serving as the Chairperson until the earlier of (i) such time as he is no longer a director of Presto and (ii) the next annual meeting of stockholders at which his class of directors is subject to reelection.  On February 6, 2023, Mr. Lopdrup resigned from the Presto Board and, on February 8, 2023, the Presto Board appointed Scott Raskin to replace him.  On March 21, 2023, the Presto Board accepted the resignation of Rajat Suri, Presto’s founder, as Chief Executive Officer and member of the Presto Board.

Director Independence and Independence Determinations

The Board has established guidelines (the “Corporate Governance Guidelines”) to assist it in making independence determinations for each director of our Board.  The Corporate Governance Guidelines define an “independent director” consistently with the definition provided under the corporate governance requirements of the Nasdaq Stock Market LLC (collectively, the “Nasdaq Rules”).  Under Nasdaq Rule 5605(a)(2), a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of the Company.  Directors who serve on the Audit Committee and Compensation Committee are subject to the additional independence requirements under applicable SEC rules and Nasdaq Rules.

It is the policy of the Board, upon the recommendation of the Nominating and Corporate Governance Committee, to make affirmative independence determinations for all directors at least annually in connection with the preparation of the Company’s proxy statement.  In making independence determinations, the Board will broadly consider all relevant facts and circumstances in addition to the requirements of Nasdaq Rule 5605(a)(2).

The Nominating and Corporate Governance Committee undertook its annual review of director independence and made a recommendation to the Board regarding director independence.  As a result of this review, the Board affirmatively determined that Mr. Golubovich, Mr. Gupta, Mr. Kravcik, Mr. Raskin, Mr. Scheetz and Ms. Zauder are independent within the meaning of the Nasdaq Rules, including with respect to their respective committee service.  The Board has determined that each member of the Audit Committee (Mr. Kravcik, Mr. Golubovich, Mr. Scheetz and Ms. Zauder) is “independent” for purposes of service on the Audit Committee in accordance with Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each member of the Compensation Committee (Ms. Zauder, Mr. Raskin and Mr. Scheetz) is “independent” for purposes of service on the Compensation Committee in accordance with Section 10C(a)(3) of the Exchange Act.  Pursuant to the Nasdaq Rules, Mr. Gupta was not independent while serving as the Interim Chief Executive Officer, but such service on an interim basis did not disqualify him from being considered independent following such service, as the interim service did not last longer than one year.  Prior to his service as Interim Chief Executive Officer, our Board had determined that Mr. Gupta met the independence criteria under the Nasdaq rules, and our Board has determined that Mr. Gupta currently has no relationships that would disqualify him from being considered independent, other than his service as Interim Chief Executive Officer.  Accordingly, our Board determined that Mr. Gupta was again independent within the meaning of the Nasdaq rules following Mr. Casanova’s appointment as Chief Executive Officer in August 2023 when Mr. Gupta’s service as Interim Chief Executive Officer ceased.

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Board Structure

The Board retains the flexibility to determine whether the roles of Chairperson and CEO should be combined or separated based on what the Board believes is in the best interests of the Company at a given point in time.  The Board believes that this flexibility is in the best interests of the Company and that a one-size-fits-all approach to corporate governance, with a mandated independent Chairperson, would not result in better governance or oversight.

Currently, the CEO position is separate from the Chairperson of the Board Position; Mr. Gupta serves as Chairperson, while Mr. Casanova serves as our CEO and does not serve on our Board.  We believe this structure is appropriate corporate governance for us at this time, as it best encourages the free and open dialogue of competing views and provides for strong checks and balances.  Additionally, the Chairperson’s attention to Board and committee matters allows the CEO to focus more specifically on overseeing the Company’s day-to-day operations as well as strategic opportunities and planning.

We also maintain the position of a lead director (“Lead Director”), which is held by one of our independent directors.  The Board believes that the responsibilities of the Lead Director help to ensure appropriate oversight of the Company’s management by the Board and optimal functioning of the Board.  The effectiveness of the Lead Director is also enhanced by the Board’s majority independence, as discussed above under “Director Independence.” Our Chairperson and Lead Director are appointed annually by the Board.

Mr. Scheetz currently serves as our Lead Director. The responsibilities of our Lead Director include, but are not limited to, the following (for more information, see the Corporate Governance Guidelines on the Investor Relations — Governance page of the Company’s website, https://presto.com):

●presiding over all meetings of the Board at which the Chairperson is not present, including any executive sessions of the independent directors or the non-management directors;
●assisting in scheduling Board meetings and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items;
●communicating to the CEO, together with the Chairperson of the Compensation Committee, the results of the Board’s evaluation of CEO performance;
●collaborating with the Chairperson and the CEO on Board meeting agendas and approving such agendas;
●collaborating with the Chairperson and the CEO in determining the need for special meetings of the Board;
●being available for consultation and direct communication if requested by major stockholders; and
●calling meetings of the independent or non-management directors when necessary and appropriate.

Executive Sessions

The Board regularly meets in executive session without any members of management present.  Each of the standing committees of the Board also meets regularly in executive session without any

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members of management present.  Executive sessions of the Board are chaired by Mr. Gupta, our Chairperson.

Board Committees and Meetings

The following table summarizes the current membership of each of the standing committees of the Board.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategic Finance Committee
Ilya Golubovich	X		X, Chair
Krishna Gupta			X*
Keith Kravcik	X, Chair		X	X
Scott Raskin		X		X
Edward Scheetz	X	X		X
Gail Zauder	X	X, Chair		X, Chair

*	Mr. Gupta did not serve as a member of the nominating and corporate governance committee while he was our interim CEO.

Following the Business Combination Closing on September 21, 2022 through June 30, 2023 (“fiscal 2023”), each of our committees was reconstituted and there were 18 meetings of the Board, sixmeetings of the Audit Committee, seven meetings of the Compensation Committee, four meetings of the Nominating and Corporate Governance Committee and one meeting of the Strategic Finance Committee. During fiscal 2023, no incumbent member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board and committees on which such director served (held during the period that such director served).

Our Corporate Governance Guidelines, which we adopted following the Business Combination Closing, provide that all directors are expected to make best efforts to attend all meetings of the Board, meetings of the committees of which they are members and the annual meeting of stockholders.  This Annual Meeting is the first held by the Company following the Business Combination Closing and the first held after each member of our current Board was appointed.

Audit Committee.  All members of the Audit Committee are “independent” in accordance with the Nasdaq Rules and rules of the SEC applicable to boards of directors in general and audit committee members in particular.  The Board has determined that each member of the Audit Committee (Mr. Kravcik, Mr. Golubovich, Mr. Scheetz and Ms. Zauder) is “financially literate” within the meaning of the Nasdaq Rules because each member is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.  In addition, the Board has determined that each of Mr. Kravcik and Ms. Zauder qualify as an “Audit Committee financial expert” as defined by Item 407(d) of Regulation S-K, and therefore, also satisfy the “financial sophistication” requirement in accordance with Nasdaq Rule 5605(c)(2)(A).  The Board reached its conclusion as to Mr. Kravick’s and Ms. Zauder’s qualifications based on, among other things, their formal education and previous and current experience in financial and accounting roles.

The duties and responsibilities of the Audit Committee include:

●appointing, compensating, retaining, evaluating, terminating and overseeing Presto’s independent registered public accounting firm;
●discussing with Presto’s independent registered public accounting firm their independence from management;

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●reviewing with Presto’s independent registered public accounting firm the scope and results of their audit;
●pre-approving all audit and permissible non-audit services to be performed by Presto’s independent registered public accounting firm;
●overseeing the financial reporting process and discussing with management and Presto’s independent registered public accounting firm the interim and annual financial statements that Presto’s files with the SEC;
●reviewing and monitoring Presto’s accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and
●establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

With respect to our reporting and disclosure matters, the Audit Committee is also responsible for reviewing and discussing with the independent registered public accounting firm and management our annual audited financial statements and our quarterly financial statements prior to their inclusion in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q or other publicly disseminated materials in accordance with the applicable SEC rules and regulations.

The Audit Committee operates pursuant to a charter adopted by the Board.  The Audit Committee Charter is available on the Investor Relations — Governance page of the Company’s website, https://presto.com.  The Audit Committee met six times during fiscal 2023.

Compensation Committee.  All members of the Compensation Committee are “independent” in accordance with the Nasdaq Rules and SEC rules applicable to boards of directors in general and compensation committees in particular.  In addition, at least two members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee is responsible for reviewing and overseeing our compensation policies and practices, and meets regularly throughout the year to review and discuss, among other items, our compensation strategy, policies, plans, programs, and compliance with rules and best practices.  The Compensation Committee’s responsibilities include, among other things:

●reviewing and setting or making recommendations to the Presto Board regarding the compensation of Presto’s executive officers;
●making recommendations to the Presto Board regarding the compensation of Presto’s directors;
●reviewing and approving or making recommendations to the Presto Board regarding Presto’s incentive compensation and equity-based plans and arrangements; and
●appointing and overseeing any compensation consultants.

In fiscal 2023, the Compensation Committee engaged Compensia, Inc. (“Compensia”), a national compensation consulting firm, to serve as its compensation consultant and advise on select executive

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compensation matters.  During 2023, Compensia assisted with the following services to inform the Committee’s decisions:

●development of an executive compensation peer group aligned with market practices;
●competitive market assessment of cash and equity compensation levels for select executive roles;
●review of competitive practices to establish a non-employee director compensation program; and
●support on ad hoc matters throughout the year.

The Compensation Committee operates pursuant to a written charter adopted by the Board.  The Compensation Committee Charter is available on the Investor Relations — Governance page of the Company’s website, https://presto.com.  The Compensation Committee met seven times during fiscal 2023.

Nominating and Corporate Governance Committee.  All members of the Nominating and Corporate Governance Committee are “independent” in accordance with the Nasdaq Rules.  The duties and responsibilities of the Nominating and Corporate Governance Committee primarily include assisting the Board in its responsibilities with respect to, among other things:

●identifying, evaluating and selecting, and making recommendations to the Presto Board regarding nominees for election to the Board and its committees; evaluating the performance of the Board and of individual directors; considering and making recommendations to the Board regarding the composition of the Board and its committees; reviewing developments in corporate governance practices; and evaluating the adequacy of the corporate governance practices and reporting;
●reviewing related person transactions; and
●developing, and making recommendations to the board regarding corporate governance guidelines and matters.

In evaluating a person’s candidacy for membership on the Board, the Nominating and Corporate Governance Committee considers a number of qualifications relating to management and leadership experience, background, integrity and professionalism.  The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members.

In addition, the Nominating and Corporate Governance Committee and the Board include diversity of background, such as, but not limited to, age, gender, ethnic and racial background, and LGBTQ+ identification as one of several criteria that they consider in connection with selecting candidates for the Board.  While neither the Board nor the Nominating and Corporate Governance Committee has a formal diversity policy, one of many factors that the Board and the Nominating and Corporate Governance Committee consider is the importance to the Company of diversity in board composition.

The Nominating and Corporate Governance Committee considers the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise.  In the event that vacancies are anticipated or otherwise arise, the Nominating and Corporate Governance Committee

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considers potential director candidates, subject to any procedures and obligations under the Governance Agreement.  Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons.  The Nominating and Corporate Governance Committee is responsible for conducting appropriate inquiries into the backgrounds and qualifications of potential director candidates and their suitability for service on our Board.

The Nominating and Corporate Governance Committee will evaluate director candidates recommended by stockholders in the same manner in which the Nominating and Corporate Governance Committee evaluates any other director candidate.  Any such recommendation should be submitted to the Secretary in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected.  Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, 958 Industrial Road, San Carlos, CA 94070.  All recommendations for nomination received by the Secretary that satisfy the requirements under the Bylaws relating to such director nominations will be presented to the Board for its consideration.  Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in the Bylaws.  These requirements are also described under the section entitled “Stockholder Proposals for the 2024 Annual Meeting of Stockholders.”

The Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by the Board.  The Nominating and Corporate Governance Committee Charter is available on the Investor Relations — Governance page of the Company’s website, https://presto.com.  The Nominating and Corporate Governance Committee met four times during fiscal 2023.

Strategic Finance Committee.  The Strategic Finance Committee’s responsibilities include, among other things, reviewing and evaluating analyses and recommendations of management regarding:

●the Company’s capital structure, its financial position, balance sheet and cash flows;
●the Company’s overall cash management and financing requirements including its cash burn analysis, annual budget and long-term financial plan;
●the Company’s credit facilities, compliance with any financial covenants to which it is subject and negotiations with its lenders;
●the amounts, timing, types and terms of any equity and equity-related issuances and public or private debt offerings;
●the Company’s capital allocation, including any organic or inorganic investments that may have a material impact on its capital position; and
●any of the Company’s proposed acquisition and divestitures that may have a material impact on the Company’s capital position or are not in the ordinary course of business.

The Strategic Finance Committee met one time during fiscal 2023.

Board Diversity Matrix

The Nominating and Corporate Governance Committee and the Board seek director candidates with a broad diversity of knowledge, expertise and demonstrated experience in the areas that we believe

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are critical to our success, such as executive leadership; public board experience; financial, capital markets and transaction expertise; and knowledge of technology and the hospitality and restaurant sectors.  In considering each director nominee and our incumbent directors not up for re-election, the Nominating and Corporate Governance Committee and the Board evaluated each such person’s satisfaction of these qualifications, as well as traditional diversity factors such as age, gender, and racial diversity.  The tables below provide additional information regarding the diversity of our directors, in terms of age, gender and other self-identified characteristics.

Board Diversity Matrix as of October 26, 2023
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	—	—
Part II: Demographic Background	—	—	—	—
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Indian or Other South Asian	—	1	—	—
Two or More Races or Ethnicities	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Code of Business Conduct and Ethics and Corporate Governance Guidelines

Corporate Governance Guidelines.  To further our commitment to sound governance, our Board has adopted the Corporate Governance Guidelines to ensure that the necessary policies and procedures are in place to facilitate the Board’s review and make decisions with respect to the Company’s business operations that are independent from management.  The Corporate Governance Guidelines set forth the practices regarding Board and committee composition, selection and performance evaluations; Board meetings; director qualifications and expectations, including with respect to continuing education obligations; and management succession planning, including for the CEO. The Corporate Governance Guidelines are available on the Investor Relations page of the Company’s website at https://investor.presto.com/corporate-governance/governance-overview.

Code of Business Conduct and Ethics.  We maintain a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our directors, officers and employees, including our CEO, CFO and other members of management.  The Code of Conduct sets forth standards of ethical business conduct, including conflicts of interest, compliance with applicable laws, rules and regulations, timely and truthful disclosure, protection and proper use of our assets and reporting mechanisms for illegal or unethical behavior.  The Code of Conduct also satisfies the requirements for a code of ethics as defined by Item 406 of Regulation S-K promulgated by the SEC. If the Company were ever to amend or waive any provision of the Code of Conduct that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, the Company intends to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on its website set forth above rather than by filing a Current Report on Form 8-K. Amendments to the Code of Conduct must be approved by our Board and will be promptly disclosed (other than technical, administrative or non-substantive changes) on our website.  The Code of Conduct is available on the Investor Relations — Corporate Governance page of the Company’s website, https://investor.presto.com/corporate-governance/governance-overview.

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Stockholder Communications with the Board

Stockholders may communicate with our Board, or to specific individual directors of the Board, including any then serving as Chairperson, Lead Director or Chairperson of the Audit, Compensation or Nominating and Corporate Governance Committees, or to the independent directors as a group, by addressing such communications to the Secretary, 958 Industrial Road, San Carlos, CA 94070.  The Secretary will forward such communications upon receipt as appropriate.

Hedging and Pledging Policy

Pursuant to the Company’s Compliance with United States Federal Securities Laws Regarding Insider Trading: Security Trading Policy (the “Insider Trading Policy”), all directors, officers and employees of the Company, together with its subsidiaries and affiliates reported on a consolidated basis, are prohibited from entering into hedging, monetization transactions or similar arrangements with respect to Company securities, holding Company securities in a margin account or pledging Company securities as collateral for a loan.

Board’s Role in Risk Oversight

As part of our Board’s meetings, our Board assesses the risks faced by the Company in executing its business plans on an ongoing basis.  Such risks include financial, technological and cybersecurity exposures and competitive and operational risks and exposures. The Board reviews and assesses the steps management has taken or plans to take with respect to these exposures, both from a global perspective and on a jurisdiction-by-jurisdiction basis. The Board receives updates from management on the primary cybersecurity risks facing the Company and the measures the Company is taking to mitigate such risks

Our Board dedicates time to review and consider the relevant risks that need to be addressed.  In addition to the full Board, the Audit Committee plays an important role in the oversight of the Company’s policies with respect to financial risk assessment and risk management.  In particular, the Audit Committee reviews and discusses with management any significant risks or exposures, including financial risk exposures, with respect to risk assessment and risk management and assesses any steps taken to monitor and control such risks.  The Compensation Committee is charged with reviewing our compensation policies and procedures to determine if they are likely to have a material adverse impact on the Company, and take such determinations into account in discharging its responsibilities.  The Nominating and Corporate Governance Committee is responsible for overseeing risk related to our governance processes.  In addition, the Board has allocated oversight of risks related to environmental, social and corporate governance (“ESG”) matters to the Nominating and Corporate Governance Committee, which periodically reviews as appropriate the Company’s ESG and sustainability strategies, initiatives, policies and practices. Each of the Board’s Committees reports its findings to the full Board for consideration.

Our Board’s role in risk oversight at the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposures, and our Board and its committees providing oversight in connection with those efforts and attempts to mitigate identified risks.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires executive officers, directors and persons who beneficially own more than 10% of a company’s common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Forms 4 and 5) with the SEC. Based solely on our review of copies of such reports and on written representations from our executive officers and directors, we

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believe that our executive officers and directors complied with all Section 16(a) filing requirements during our fiscal year ended June 30, 2023 except for the following: (i) one Form 3 for Mr. Casanova to report that Mr. Casanova was appointed as an executive officer on March 24, 2023, which was subsequently filed on June 21, 2023 and amended on October 24, 2023 in order to report 49,565 earn-out shares issued in connection with the Business Combination, (ii) one Form 4 for Mr. Casanova filed on July 21, 2023 in order to report a grant of 140,000 RSUs on May 10, 2023, (iii) one Form 4 for Mr. Healey filed on October 24, 2023 in order to report a grant of 33,750 RSUs granted on September 13, 2023, (iv) one Form 3 for Mr. Mbugua to report that Mr. Mbugua was appointed as an executive officer on March 17, 2023, which was subsequently filed on March 29, 2023, (v) one Form 4 for Mr. Mbugua filed on October 24, 2023 in order to report a grant of 50,000 RSUs granted on September 13, 2023, (vi) one Form 4 for Mr. Kravcik filed on February 16, 2023 in order to report a grant of 400,000 RSUs granted on February 7, 2023, (vii) one Form 4 for Mr. Golubovich filed on March 10, 2023 in order to report a grant of 34,916 RSUs granted on February 17, 2023, (viii) one Form 4 for Mr. Suri filed on October 26, 2023 in order to report the exercise of 10,000 stock options on July 28, 2023 and (ix) one Form 3 and two Form 4s that were filed on behalf of an entity affiliated with Cleveland Avenue, LLC to report that it was a ten-percent stockholder of the Company and to report subsequent changes in such stockholder’s ownership in the Company, respectively.

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee is solely responsible for the appointment, evaluation, compensation, retention, and, if appropriate, termination of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report of the Company’s financial statements.  The Audit Committee has selected Moss Adams LLP to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2024.

Stockholder approval is not required to appoint Moss Adams LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2024.  Our Board believes, however, that submitting the appointment of Moss Adams LLP to the stockholders for ratification is a matter of good corporate governance.  If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm.  Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines such a change would be in our best interests.  The ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.

Representatives of Moss Adams LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement as they desire and are expected to be available to respond to appropriate questions from stockholders.

Audit Fees

The following table sets forth the aggregate fees billed to us for the fiscal years ended June 30, 2023 and 2022 by Moss Adams LLP:

	2023	2022
Audit Fees(1)	$4,039,018	$3,358,850
Audit-Related Fees(2)	-	-
Tax Fees(3)	-	-
All Other Fees(4)	-	-
Total:	$4,039,018	$3,358,850

____________

(1)

Audit Fees consists of fees for professional services provided primarily in connection with the annual audit of our consolidated financial statements, quarterly reviews and services associated with SEC registration statements and other documents issued in connection with the Company's de-SPAC transaction including comfort letters and consents.

(2)

Audit-Related Fees represent the aggregate fees billed for assurance and other services related to the performance of the audit or review of our consolidated financial statements and that are not reported under paragraph (1) above.  These services include due diligence related to mergers and acquisitions and consultation concerning financial accounting and reporting standards.

(3)	Tax Fees represent the aggregate fees billed for international tax compliance, tax advice, and tax planning services.
(4)	All Other Fees represent fees billed for all other services.

Audit Committee Pre-Approval Procedures for Independent Registered Public Accounting Firm

The Audit Committee has sole authority to engage and determine the compensation of our independent registered public accounting firm.  The Audit Committee also is directly responsible for evaluating the independent registered public accounting firm, reviewing and evaluating the lead partner of the independent registered public accounting firm and overseeing the work of the independent registered public accounting firm.  In addition, and pursuant to its charter and the Company’s Audit

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Committee Pre-Approval Policy, the Audit Committee annually reviews and pre-approves the audit services to be provided by Moss Adams LLP, and also reviews and pre-approves the engagement of Moss Adams LLP for the provision of other services during the year, including other audit and audit-related, tax and other permitted non-audit services.  For each proposed service, the Company’s management and the independent registered public accounting firm are required to jointly submit to the Audit Committee a detailed list of the specific audit, other audit and audit-related and permitted non-audit services for the Audit Committee to make a determination as to whether the provision of such services would impair the independent registered public accounting firm’s independence, and whether the fees for the services are appropriate.

Changes in Independent Registered Public Accounting Firm

As previously disclosed in the Current Report on Form 8-K filed with the SEC on November 2, 2022 (the “November 2, 2022 Form 8-K”), following the Business Combination Closing, the Audit Committee engaged Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2023 and approved the dismissal of Withum Smith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm on October 27, 2022, effective on the same day.  Prior to the Business Combination, Withum served as VTAQ’s independent registered public accounting firm and Moss Adams LLP served as Legacy Presto’s independent registered public accounting firm.

The reports of Withum on VTAQ’s financial statements as of December 31, 2021 and December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph regarding substantial doubt about VTAQ’s ability to continue as a going concern.

During VTAQ’s two audited fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through October 27, 2022, there were no disagreements between VTAQ and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such period.

During the years ended December 31, 2021 and 2020, and during the subsequent interim periods through October 27, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended) other than the material weakness in internal controls identified by management related to the classification of a portion of VTAQ’s Class A Common Stock in permanent equity rather than temporary equity, which resulted in the restatement of VTAQ’s consolidated financial statements for the year ended December 31, 2021 as set forth in VTAQ’s Form 10-K/A for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on December 3, 2021, and for the quarters ended March 31, 2021 and June 30, 2021, as set forth in VTAQ’s Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2021, as filed with the SEC on December 6, 2021.

The Company provided Withum with a copy of the foregoing disclosures and requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above.  A copy of Withum’s letter, dated November 2, 2022, is attached as Exhibit 16.1 to the November 2, 2022 Form 8-K.

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OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 3 — APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2022 PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE AND TO AMEND THE EVERGREEN PROVISION

Overview

The Company is asking its stockholders to approve an amendment and restatement (the “Restatement”) of the Presto Automation Inc. 2022 Incentive Award Plan (the “2022 Plan”, which shall mean the 2022 Plan as amended and restated by the Restatement unless otherwise noted).  The 2022 Plan was adopted by our Board and approved by our stockholders and became effective on the date of the Business Combination Closing.  On October 24, 2023, upon the recommendation of the Compensation Committee, the Board approved the Restatement to the 2022 Plan to (a) increase the shares of Common Stock of the Company reserved for issuance under the 2022 Plan by an additional 2,000,000 shares, and (b) modify the current evergreen provision such that the number of shares reserved and available for issuance under the 2022 Plan will be cumulatively increased as of July 1, 2024 and every July 1 thereafter (as opposed to January 1 as currently provided in order to align the evergreen with the Company’s fiscal year), ending on and including July 1, 2033, by the lesser of (i) five percent (5%) (as opposed to one percent (1%) as currently provided) of the number of shares issued and outstanding on the immediately preceding June 30 or (ii) such smaller number of shares as determined by the Board or the Compensation Committee. If the Restatement is approved by our stockholders, the Plan will remain in effect, subject to the right of the Board to amend or terminate the 2022 Plan at any time pursuant to its terms, until the tenth anniversary of the date stockholder approval is obtained.

The Board has determined that it is in the best interests of the Company and its stockholders to approve this Restatement.  The Board has approved the Restatement, subject to stockholder approval, and recommends that stockholders vote in favor of this proposal at the Annual Meeting.  Approval of the Restatement by our stockholders is required, among other things, to comply with Nasdaq rules requiring stockholder approval of equity compensation plans and to allow the grant of incentive stock options under the 2022 Plan.

If the Restatement is not approved by our stockholders, it will not become effective and the 2022 Plan will continue under its current terms, including, without limitation, the 2022 Plan’s current evergreen provision.  The 2022 Plan is described in more detail below.  This summary is qualified in its entirety by reference to the complete text of the 2022 Plan, as amended and restated, a copy of which is attached to this Proxy Statement as Appendix A.

If the Restatement is approved by stockholder, the Company will file a Registration Statement on Form S-8 with the SEC with respect to the shares of the Common Stock to be registered pursuant to the amended and restated 2022 Plan as soon as reasonably practicable following stockholder approval.

Reasons to Approve the Restatement

The purpose of the 2022 Plan is to provide a means through which the Company may attract and retain key personnel and to provide a means whereby certain directors, officers, employees, consultants and advisors of the Company and its affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its affiliates and aligning their interests with those of the Company’s stockholders.  We consider equity compensation to be a vital element of our compensation program and believe that the ability to grant stock awards at competitive levels is in the best interest of us and our stockholders.  Because of this, our Board believes the 2022 Plan

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is critical in enabling us to grant stock awards as an incentive and retention tool as we continue to compete for talent.  Accordingly, we are requesting stockholders to approve the Restatement as described above so that we may continue to properly incentivize our officers, employees, non-employee directors and consultants to foster Presto’s future growth.

As of October 20, 2023, approximately 924,989 shares of Common Stock remained available for the grant of new awards under the 2022 Plan.  Our Board believes that additional shares are necessary to meet the Company’s anticipated equity compensation needs.

Description of the 2022 Plan

Set forth below is a summary of the material features of the 2022 Plan.  As of October 20, 2023, the closing price per share of Common Stock on Nasdaq of Presto was $1.55.  Based upon a price per share of $1.55, the maximum aggregate market value of the Common Stock of Presto that could be issued under the 2022 Plan as of the date hereof (inclusive of shares of Common Stock underlying awards that have already been granted), without taking into account any increase in our share reserve pursuant to the Restatement, is approximately $7,951,060.

Administration.  The Compensation Committee administers the 2022 Plan.  The Compensation Committee generally has the authority to designate participants, determine the type or types of awards to be granted to a participant, determine the terms and conditions of any agreements evidencing any awards granted under the 2022 Plan, accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards and to adopt, alter and repeal rules, guidelines and practices relating to the 2022 Plan.  The Compensation Committee has full discretion to administer and interpret the 2022 Plan and to make any other determinations and/or take any other action that it deems necessary or desirable for the administration of the 2022 Plan, and any such determinations or actions taken by the Compensation Committee shall be final, conclusive and binding upon all persons and entities.  The Compensation Committee may delegate to one or more officers of Presto or any affiliate the authority to act on behalf of the Compensation Committee with respect to any matter, right, obligation or election that is the responsibility of or that is allocated to the Compensation Committee in the 2022 Plan and that may be so delegated as a matter of law, except for grants of awards to persons subject to Section 16 of the Exchange Act.

Eligibility.  As of October 19, 2023, approximately 158 employees, ten consultants, and all six of our non-employee directors are eligible to participate in the 2022 Plan.

Number of Shares Authorized.  As of October 20, 2023, prior to the Restatement, there were 924,989 shares of Common Stock available for issuance under the 2022 Plan (including shares underlying outstanding awards), plus, subject to a 4,500,000 share maximum, shares that may be issued in respect of certain rights to participate in an earnout that could be forfeited due to a termination of employment).

The Restatement provides that an additional 2,000,000 Shares will become available for issuance under the 2022 Plan.

Prior to the Restatement, the number of shares reserved for issuance under the 2022 Plan will increase automatically on January 1 of each of 2023 through 2032 by the number of shares equal to the lesser of (i) one percent (1%) of the total number of outstanding shares (rounded down to the nearest whole share) of Common Stock as of the immediately preceding December 31, or (ii) a number as may be determined by the Presto Board.

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The Restatement provides that the number of shares reserved for issuance under the 2022 Plan will increase automatically on July 1 of each of 2024 through 2032 by the number of shares equal to the lesser of (i) five percent (5%) of the total number of outstanding shares (rounded down to the nearest whole share) of Common Stock as of the immediately preceding June 30, or (ii) a number as may be determined by the Presto Board

Notwithstanding anything to the contrary in the 2022 Plan, no more than 23,087,000 shares of Common Stock may be issued pursuant to the exercise of incentive stock options (“ISOs”) under the 2022 Plan.

Shares of Common Stock underlying awards under the 2022 Plan that are forfeited, canceled, expire unexercised or are settled in cash will be available again for new awards under the 2022 Plan.  If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares of Common Stock reserved for issuance under the 2022 Plan, the number of shares of Common Stock covered by awards then outstanding under the 2022 Plan, the limitations on awards under the 2022 Plan, the exercise price of outstanding options and such other equitable substitutions or adjustments as it may determine appropriate.

Awards Available for Grant.  The Compensation Committee may grant awards of nonqualified stock options, ISOs, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), other stock-based awards, other cash-based awards, dividend equivalents, and/or performance compensation awards or any combination of the foregoing.

Stock Options and SARs.  Stock options provide for the purchase of shares of Common Stock in the future at an exercise price set on the grant date.  ISOs, in contrast to non-qualified stock options (“NSOs”), may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Internal Revenue Code of 1986, as amended (the “Code”), are satisfied.  SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares of Common Stock subject to the award between the grant date and the exercise date.  The exercise price of a stock option or SAR may not be less than 100% of the fair market value of the underlying share of Common Stock on the grant date (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute awards granted in connection with a corporate transaction.  The term of a stock option or SAR may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).

As of October 27, 2023, no stock options or SARs have been granted under the 2022 Plan.

Restricted Stock.  Restricted stock is an award of nontransferable shares of Common Stock that are subject to certain vesting conditions and other restrictions.

RSUs.  RSUs are contractual promises to deliver shares of Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on shares of Common Stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights).  The Compensation Committee may provide that the delivery of the shares of Common Stock underlying RSUs will be deferred on a mandatory basis or at the election of the participant.  The terms and conditions applicable to RSUs will be determined by the Compensation Committee, subject to the conditions and limitations contained in the 2022 Plan.

Other Stock or Cash-Based Awards.  Other stock or cash-based awards are awards of cash, fully vested shares of Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of Common Stock.  Other stock or cash-based awards may be granted to participants and

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may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled.

Dividend Equivalents.  Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of Common Stock and may be granted alone or in tandem with awards other than stock options or SARs.  Dividend equivalents are credited as of the dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the Compensation Committee.

Performance Awards.  Performance awards granted pursuant to the 2022 Plan may be in the form of a cash bonus, or an award of performance shares or performance units denominated in shares of Common Stock, that may be settled in cash, property or by issuance of those shares subject to the satisfaction or achievement of specified performance conditions.

Transferability.  Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative, and may not be otherwise assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution.  The Compensation Committee, however, may permit awards (other than ISOs) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.

Amendment and Termination; Repricing.  In general, our Board may amend, alter, suspend, discontinue or terminate the 2022 Plan at any time.  However, stockholder approval to amend the 2022 Plan may be necessary if the law or the 2022 Plan so requires.  No amendment, alteration, suspension, discontinuance or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.  Stockholder approval will not be required for any amendment that reduces the exercise price of any stock option or SAR, or cancels any stock option or SAR that has an exercise price that is greater than the then-current fair market value of shares of Common Stock in exchange for cash, other awards or stock options or SARs with an exercise price per share that is less than the exercise price per share of the original stock options or SARs.

Adjustments; Corporate Transactions.  In the event of certain capitalization events or corporate transactions (as set forth in the 2022 Plan), including the consummation of a merger or consolidation of Presto with another corporation, the Compensation Committee may adjust the number of shares of Common Stock or other securities of Presto (or number and kind of other securities or other property) subject to an award, the exercise or strike price of an award, or any applicable performance measure, and may provide for the substitution or assumption of outstanding awards in a manner that substantially preserves the terms of such awards, the acceleration of the exercisability or lapse of restrictions applicable to outstanding awards and the cancellation of outstanding awards in exchange for the consideration received by stockholders of Presto in connection with such transaction.

Clawback.  The 2022 Plan and all awards will be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices, as such policies may be amended from time to time.

Summary of U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal U.S. federal income tax consequences related to awards under the Incentive Plan applicable to U.S. participants. This summary

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deals with the general federal income tax principles that apply (based upon provisions of the Code and the applicable treasury regulations issued thereunder, as well as judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date of this proxy statement, and all of which are subject to change (possibly on a retroactive basis) or different interpretation) and is provided only for general information. Other kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Qualified Stock Options. If a participant is granted a NSO under the 2022 Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares of Common Stock acquired on the date of exercise, less the exercise price paid for the shares of Common Stock. The participant’s basis in the shares of Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares of Common Stock generally will be the fair market value of the Common Stock on the date the participant exercises such option. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction, subject to applicable limitations, at the same time and for the same amount as the participant recognizes as ordinary income. Any subsequent gain or loss generally will be taxable as a long-term or short-term capital gain or loss for which we generally should not be entitled to a deduction.

Incentive Stock Options.  A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of Common Stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the shares of Common Stock will be treated as a long-term capital gain or loss, and we will not be entitled to any corresponding deduction. If the holding period requirements are not met, the ISO will be treated as a nonqualified stock option, and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares of Common Stock on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. In addition, to the extent that the fair market value (determined as of the date of grant) of the shares of Common Stock with respect to which a participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were actually nonqualified stock options. We are not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

SARs. Generally, a participant will recognize ordinary income upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any shares of Common Stock received. Subject to applicable limitations, we or our subsidiaries or affiliates generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

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Restricted Stock. A participant should not have taxable income on the grant of unvested restricted stock, nor will we or our subsidiaries or affiliates then be entitled to any deduction, unless the participant makes a valid election under Section 83(b) of the Code (discussed below). However, when restrictions on shares of restricted stock lapse, such that the shares of Common Stock are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income, and we or our subsidiaries or affiliates generally will be entitled to a corresponding deduction, subject to applicable limitations, in an amount equal to the difference between the fair market value of the shares of Common Stock at the date such restrictions lapse and the purchase price, if any, paid for the restricted stock.

If the participant makes a valid election under Section 83(b) of the Code with respect to restricted stock, the participant generally will recognize ordinary income at the date of issuance of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares of Common Stock on that date and the purchase price, if any, paid for the restricted stock, and we or our subsidiaries or affiliates generally will be entitled to a deduction for the same amount, subject to applicable limitations.

RSUs.  A participant generally will not recognize taxable income at the time of the grant of RSUs, and neither we nor our subsidiaries or affiliates will be entitled to a deduction at that time. When a RSU is paid, whether in cash or shares of Common Stock, the participant will have ordinary income equal to the fair market value of the shares of Common Stock delivered or the cash paid, and we or our subsidiaries or affiliates generally will be entitled to a corresponding deduction, subject to applicable limitations.

Other Stock-Based Awards; Other Cash-Based Awards; Dividend Equivalents.  Generally, the granting of other stock-based awards, other cash-based awards, or dividend equivalent rights should not result in the recognition of taxable income by the recipient or a tax deduction by us, our subsidiaries, or our affiliates. The payment or settlement of other stock-based awards, other cash-based awards, or dividend equivalent rights generally should result in immediate recognition of taxable ordinary income by the recipient, equal to the amount of any cash paid (before applicable tax withholding) or the then-current fair market value of any Common Stock received, and a corresponding tax deduction by us, subject to applicable limitations. If the shares of Common Stock covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and to us generally will be similar to the tax consequences of restricted stock awards, as described above. If any other stock-based award consists of unrestricted shares, the recipient of those shares generally will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and we generally will be entitled to a corresponding tax deduction, subject to applicable limitations.

Federal Tax Withholding. Any ordinary income realized by a participant who is an employee upon the granting, vesting, exercise, or conversion of an award under the 2022 Plan, as applicable, is subject to withholding of federal, state, and local income taxes and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we (or, if applicable, any of our subsidiaries or affiliates) will have the right to require, as a condition to delivery of any certificate for shares of Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding amount. Withholding does not represent an increase in the participant’s total income tax obligation because it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31 of the following year. Deferred compensation that is subject to Section 409A of the Code

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(discussed below) will also be subject to certain federal income tax withholding and reporting requirements.

Parachute Payments.  If an individual’s rights under the 2022 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights and (ii) the loss by us of a compensation deduction.

Section 409A of the Code.  Certain types of awards under the 2022 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the 2022 Plan and awards granted under the 2022 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Treasury Regulations and other authoritative guidance that may be issued under Section 409A of the Code. To the extent determined necessary and appropriate by the Compensation Committee, the 2022 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

The 2022 Plan does not provide for set benefits or amounts of awards and we have not approved any stock awards that are conditioned on stockholder approval of the 2022 Plan.  All future awards to executive officers, employees and consultants under the 2022 Plan are discretionary and cannot be determined at this time.  The following table sets forth information with respect to the number of outstanding restricted stock awards that have been granted to the named executive officers and the specified groups set forth below under the 2022 Plan as of October 20, 2023. On October 20, 2023, the closing price of the underlying shares of our common stock traded on Nasdaq was $1.55 per share.

Name and Principal Position	Restricted Stock Unit Awards
Rajat Suri, Former Chief Executive Officer	—

Krishna Gupta, Former Interim Chief Executive Officer	34,916

Xavier Casanova, Former Chief Operating Officer	375,811

Dan Mosher, Former President	300,000

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All executive officers as a group (8 persons)	1,459,477

All non-executive directors as a group (5 persons)(1)	829,470

Each associate of the above-mentioned directors or executive officers	—

Each other person who received or is to receive 5% of such options, warrants or rights	—

All employees (other than executive officers) as a group (140 persons) (2)	2,250,532

(1)	Does not include Krishna Gupta, who is a non-employee director as of October 20, 2023, as the RSUs granted to him under the 2022 Plan are reflected above.
(2)	Includes RSUs granted to consultants.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE 2022 PLAN.

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AUDIT COMMITTEE REPORT

The Audit Committee consists solely of independent directors, as required by and in compliance with SEC rules and regulations and the Nasdaq Rules.  The Audit Committee operates pursuant to a written charter adopted by the Board.

The Audit Committee is responsible for assisting the Board in its oversight responsibilities related to accounting policies, internal controls, financial reporting, and legal and regulatory compliance.  Management of the Company has the primary responsibility for the Company’s financial reporting processes, principles and internal controls as well as the preparation of its financial statements.  The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.  In addition, the independent registered public accounting firm is responsible for auditing and expressing an opinion on the Company’s internal control over financial reporting.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended June 30, 2023 with management and the independent registered public accounting firm.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).  In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended June 30, 2023 for filing with the SEC.

Submitted by the Audit Committee of the Company’s Board.

Keith Kravcik, Chair
Ilya Golubovich
Edward Scheetz
Gail Zauder

The foregoing Audit Committee Report shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the SEC under the Securities Act or the Exchange Act.

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EXECUTIVE OFFICERS

The following table sets forth the name, age and position(s) of each of our executive officers.  The ages of the executive officers of Presto indicated in this section are as of October 27, 2023. Our executive officers are appointed by, and serve at the discretion of, our Board.  There are no family relationships among our directors and executive officers.  Our executive officers who are not also directors, as well as certain officers, are listed below.

Name	Age	Position
Xavier Casanova	47	Chief Executive Officer
William (Bill) Healey	40	Chief Technology Officer
Nathan Cook	51	Interim Chief Financial Officer
Justin Foster	43	Chief Revenue Officer
Stanley Mbugua	53	Chief Accounting Officer

Xavier Casanova has served as the Chief Executive Officer since August 2023 and previously served as Chief Operating Officer of Presto from March 2023 to July 2023.  Prior to being appointed as Chief Executive Officer, Mr. Casanova served as Chief Product Officer of Presto from July 2022 to March 2023.  Prior to joining Presto, Mr. Casanova was Founder and Chief Executive Officer of Liveclicker, Inc., a provider of real-time personalization solutions for business to consumer marketers, from January 2008 until the company’s acquisition by the Campaign Monitor Pty. Ltd. (the CM Group) in July 2018.  He continued to serve as the General Manager of the Liveclicker business segment until October 2019.  Mr. Casanova has founded other technology driven start-up companies, such as Wambo and Everystep.  Mr. Casanova holds a B.S. in Math and Computer Science from École Polytechnique and a Master of Science in Electrical Engineering from Stanford University.

William (Bill) Healey has served as Chief Technology Officer of Presto since September 2014, having previously served as Lead Software Architect from August 2013 to September 2014 and as Engineering Lead from October 2011 to August 2013.  Prior to joining Presto, Mr. Healey worked on P2P protocols and wireless WAN as a Software Development Engineer at Microsoft Corporation.  Mr. Healey holds an M.S. in computer engineering and computer science from University of Illinois Urbana-Champaign.

Nathan Cook has served as the Interim Chief Financial Officer of Presto since October 2023 and is a Senior Managing Director at Teneo Capital LLC, a global advisory firm, a position he has held since January 2023, where he provides accounting and financial consulting services.  From February 2018 to December 2022, Mr. Cook was a Senior Managing Director at EY-Parthenon, the global strategy consulting arm of Ernst & Young, where he led the U.S. West Coast Restructuring practice, Co-Led the Americas’ Reshaping Results Consumer Products team, and led the U.S. Chief Restructuring Officer practice.  From 2015 to 2018, Mr. Cook was Founder and CEO of Red Rock Capital Partners, LLC, a corporate turnaround and management consulting firm.  From 2001 to 2015, Mr. Cook was a Managing Director of AlixPartners, where he led the firm’s interim CFO practice in the U.S. Mr. Cook has served as Interim Chief Financial Officer at numerous companies during the course of his career.  Mr. Cook holds an MBA from the University of California, Los Angeles and a Bachelor of Business Administration from the University of Michigan.

Stanley Mbugua has served as the Chief Accounting Officer of Presto since March 2023 and as the Interim Chief Financial Officer from August 2023 to October 2023.  From September 2021 to March 2023, Mr. Mbugua served as Chief Accounting Officer at Skillz Inc., a mobile eSports platform.  Mr. Mbugua served as Group Vice President and Chief Accounting Officer of Rimini Street, Inc., a software company delivering third-party enterprise software support for Oracle, SAP, JD Edwards, PeopleSoft, Siebel, and other applications, from 2017 to 2021.  From 2015 to 2017, Mr. Mbugua served as Senior

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Director and Corporate Controller at Lattice Semiconductor Corp., a manufacturer of high-performance programmable logic devices.  Mr. Mbugua is a Certified Public Accountant and has a Bachelor’s degree from the University of Nairobi.

Justin Foster has served as the Chief Revenue Officer of Presto since October 2023, having previously served as the Senior Vice President of Sales from September 2022 to October 2023. Prior to joining Presto, Mr. Foster founded and served as the Chief Executive Officer of Everystep from December 2020 to April 2022. From August 2008 to July 2019, Mr. Foster co-founded and served as the Chief Revenue Officer of Liveclicker. Mr. Foster holds a Bachelor of Business Administration from Pacific Lutheran University.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information with respect to the beneficial ownership of our Common Stock as of October 20, 2023, the Record Date, for:

●each person known to us to own beneficially 5% or more of our outstanding Common Stock;
●each of our directors or director nominees;
●each of our named executive officers; and
●all of our directors and executive officers as a group.

As of October 20, 2023 there were 59,469,944 shares of our Common Stock outstanding.  Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them:

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities.  Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.  Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage.  Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES OF COMMON STOCK	% OF COMMON STOCK
DIRECTORS, DIRECTOR NOMINEES, NAMED EXECUTIVE OFFICERS AND 5% STOCKHOLDERS(1)
Krishna K. Gupta(2)	15,164,287	25.2%
Keith Kravcik	—	—%
Gail Zauder	59,265	*%
Scott Raskin	13,966	*%
Xavier Casanova	69,643	*%
Ilya Golubovich(3)	15,395	*%
Dan Mosher(4)	376,267	*%
Edward Scheetz(4)	1,336,784	2.2%
Rajat Suri(5)	7,018,232	10.9%
All Directors and Executive Officers as a group (14 individuals)	25,166,692	38.7%
Five Percent Holders:
Cleveland Avenue, LLC(6)	10,000,000	16.8%
I2BF Global Investments LTD(7)	4,429,505	7.4%
Chardan International Investments, LLC(8)	2,998,957	5.0%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of Presto’s stockholders is c/o Presto Automation Inc., 985 Industrial Road, San Carlos, CA 94070.
(2)

Consists of (i) (a) 1,479,680 shares of Common Stock and (b) 813,897 options to purchase shares of Common Stock exercisable within 60 days held by KKG Enterprises LLC, for which Krishna K. Gupta is the managing member; (ii) 239,399 shares of Common Stock held of record by Romulus Capital I, L.P. (“Romulus I”), for which Mr. Gupta is one of two members of Palatine Hill Ventures GP LLC, the general partner of Romulus I, through which Mr. Gupta exercises joint voting and dispositive control of the Common Stock held by Romulus I; (iii) 3,608,384 shares of Common Stock held of record by Romulus Capital II, L.P.

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(“Romulus II”), for which Mr. Gupta is one of two managing members of Romulus Capital II GP, LLC (the “Romulus GP”), the general partner of Romulus II, through which Mr. Gupta exercises joint voting and dispositive control of the Common Stock held by Romulus II; (iv) 8,225,642 shares of Common Stock held of record by Romulus Capital III, L.P. (“Romulus III”), for which Mr. Gupta is one of two managing members of Romulus GP, which is the general partner of Romulus III, through which Mr. Gupta exercises joint voting and dispositive control of the Common Stock held by Romulus III; (v) 159,209 shares of Common Stock held of record by Romulus ELC B3 Special Opportunity, L.P. (“Romulus Special Opportunity”), for which Mr. Gupta is one of two managing members of Romulus GP, which is the general partner of Romulus Special Opportunity, through which Mr. Gupta exercises joint voting and dispositive control of the Common Stock held by Romulus Special Opportunity; and (vi) 638,076 shares of Common Stock held of record by Zaffran Special Opportunities LLC, for which Mr. Gupta is the sole general partner.

(3)	Consists of 15,395 options to purchase shares of Common Stock exercisable within 60 days.
(4)

Consists of (i) 288,925 shares of Common Stock owned by Ventoux Acquisition, for which Edward Scheetz is a managing member and has voting and/or dispositive powers with respect to such shares, (ii) 326,702 shares of Common Stock held by Mr. Scheetz, (iii) 15,395 shares of Common Stock underlying RSUs and (iv) 705,762 warrants to purchase shares of Common Stock.

(5)

Consists of (i) 2,234,703 shares of Common Stock and (ii) 4,783,529 options to purchase shares of Common Stock exercisable within 60 days.  Mr. Suri resigned from his roles with the Company on March 21, 2023, and any unvested stock options were accelerated on March 25, 2023 and any stock options vested as of such date would remain exercisable for three years.

(6)

Consists of 10,000,000 shares of Common Stock held of record by Presto CA LLC (“Presto CA”).  Cleveland Avenue Food and Beverage Fund II, LP (“CAFB Fund II”) is the sole member of Presto CA. Cleveland Avenue GP II, LLC (“Cleveland Avenue GP II”) is the general partner of CAFB Fund II. Cleveland Avenue, LLC (“CA LLC”) is the sole member of Cleveland Avenue GP II. Donald Thompson is the sole manager of CA LLC. Consequently, Mr. Thompson may be deemed to have sole voting and dispositive power over the shares held directly by Presto CA. Mr. Thompson disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein.  The principal business address of Presto CA is c/o Cleveland Avenue, 222 N. Canal St., Chicago, IL 60606.

(7)

Consists of 4,394,589 shares of Common Stock held of record by I2BF Global Investments LTD (“I2BF”). The business address of I2BF is c/o HSM Corporate Services Ltd. 68 Fort Street, PO Box 31726, Grand Cayman KY 1-1297, Cayman Islands.

(8)

Consists of (i) 1,108,171 shares of Common Stock and 1,875,000 private placement warrants held by Chardan International Investments, LLC (“Chardan Investments”). 155,575 of the shares of Common Stock held by Chardan Investments are subject to vesting based upon achievement of certain stock price thresholds in accordance with the terms of the Merger Agreement.  The business address for such entities is c/o Chardan Capital Markets LLC, 17 State Street, 21st Floor, New York, NY 10004.

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EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for the executive officers of Presto who were “named executive officers,” or NEOs, for fiscal 2023.  This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.  Actual compensation programs that we adopt may differ materially from the existing and currently planned programs summarized or referred to in this discussion.

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which, in general, require compensation disclosure for our principal executive officer and our two other most highly compensated executive officers, referred to herein as our NEOs.

Introduction

The primary objectives of our executive compensation programs are to attract, motivate and retain high quality leadership to effectively manage and lead our Company. Our programs are designed to incentivize our executive officers to achieve performance goals over the short-term and long-term and to also align the interests of our executive officers with those of our stockholders.  Our NEOs for the fiscal year ended June 30, 2023, were:

●Rajat Suri, who served as our Chief Executive Officer until March 21, 2023;
●Krishna Gupta, who served as our Interim Chief Executive Officer from March 23, 2023 to July 30, 2023;
●Xavier Casanova, who served as Chief Operating Officer until August 1, 2023 when he was appointed to serve as our Chief Executive Officer; and
●Dan Mosher, who served as our President until October 16, 2023.

Summary Compensation Table

The following table presents compensation awarded to, earned by and paid to the NEOs for the fiscal years ended June 30, 2023 and 2022.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation ($)	All Other Compensation	Total ($)
Rajat Suri	2023	205,662	—	—	—	—	—	205,662
Former Chief Executive Officer(3)	2022	250,000	—	—	—	—	—	250,000
Krishna Gupta	2023	164,900(4)	—	125,000	—	—	—	289,900
Former Interim Chief Executive Officer
Xavier Casanova	2023	281,894	—	3,096,050	—	108,860(5)	—	3,486,804
Former Chief Operating Officer
Dan Mosher	2023	264,688	—	1,275,004	—	213,026(6)	—	1,752,717
Former President	2022	240,765	—	—	—	152,044	—	392,809

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(1)	Amounts reflect the named executive officer’s base salary earned during the fiscal year presented.
(2)

The amounts reported here do not reflect the actual economic value realized by each NEO. In accordance with SEC rules, these amounts represent the grant date fair value of RSUs calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“ASC Topic 718”).  For additional information, see Note 11 “Stock-Based Compensation” to the notes to our audited consolidated financial statements in our Annual Report on Form 10-K for fiscal 2023.  Each RSU represents the right to receive one share of Common Stock upon vesting.

(3)	Mr. Suri served as Chief Executive Officer from April 2008 until March 21, 2023.
(4)

Mr. Gupta served as Interim Chief Executive Officer from March 23, 2023 to July 30, 2023.  He continues to serve as the Chairperson of the Board.  During fiscal 2023 and prior to Mr. Gupta’s appointment as Interim Chief Executive Officer, he was compensated for his service as the Chairperson and a member of the Nominating and Corporate Governance Committee pursuant to our standard non-employee director compensation as described below under “Director Compensation” below.  Mr. Gupta was granted 34,916 RSUs on February 17, 2023 with a grant date fair value of $125,000 and received an annual cash retainer of $46,733 for his service as Chairperson of the Board and as a member of the Nominating and Corporate Governance Committee. In addition, on October 23, 2023, Mr. Gupta was granted 250,000 shares of Common Stock with a grant date fair value of $372,500, for his service as a director, including while he served as Interim Chief Executive Officer.

(5)	Reflects incentive compensation payments consisting of $40,650 for service as the Company’s Chief Operating Officer and $68,210 for service as the Company’s Chief Product Officer.
(6)	Reflects commission-based annual incentive payments of $164,050 and incentive compensation payments of $48,976.

Narrative Disclosure to Summary Compensation Table

The following describes the material elements of our compensation program for fiscal 2023 as applicable to the NEOs and reflected in the Summary Compensation Table above.

Cash Compensation

Base Salary

Base salaries are generally set at levels deemed necessary to attract and retain our executives.  We provide each NEO with a base salary commensurate with the services that the executive officer performs for us.  This compensation component constitutes a stable element of compensation while other compensation elements may be variable.  Base salaries are generally reviewed annually and may be adjusted based on any number of factors at the discretion of the Compensation Committee, including the individual performance of the NEO, Company performance, any change in the executive’s position within our business, the scope of their responsibilities and market data.

For fiscal 2023, Mr. Suri’s annual base salary was $250,000, Mr. Gupta’s annual base salary was $400,000, which was prorated to $154,064 based on the time that he served as Interim Chief Executive Officer. Mr. Casanova’s annual base salary was $340,000, with retroactive effect to March 24, 2023 in connection with his promotion to Chief Operating Officer, and prior to that, his annual base salary was $300,000. Mr. Mosher’s annual base salary was $350,000, with retroactive effect to March 24, 2023 in connection with his promotion to President, and prior to that his annual base salary was $253,000.

For fiscal 2022, Mr. Suri’s annual base salary was $250,000, Mr. Gupta did not receive any base salary because he did not serve as an executive officer, Mr. Casanova’s base salary is not reported because he did not serve as an executive officer, and Mr. Mosher’s annual base salary was $230,000, which was increased to $253,000 on March 15, 2022.

Annual Incentive Awards

In addition to base salaries, the NEOs may receive discretionary annual bonuses, guaranteed and/or retention bonuses in the discretion of the Compensation Committee.

For fiscal 2023, Mr. Casanova received annual incentive compensation payments consisting of $40,650 for his service as the Company’s Chief Operating Officer, which was targeted at 50% of his base salary for the period from March 24, 2023 through June 30, 2023, and received annual incentive

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compensation payments of $68,210 for his service as the Company’s Chief Product Officer, representing the prorated amount of the $100,000 bonus amount payable pursuant to his offer letter dated July 15, 2022 for his service from July 18, 2022 through March 24, 2023. Mr. Casanova’s incentive compensation payments were based on the achievement of specific technology targets as well as expense reduction and operational efficiency targets, which were achieved in full, resulting in a 100% bonus payout to Mr. Casanova for fiscal 2023.

For fiscal 2023, Mr. Mosher received commission-based annual incentive payments of $164,050 and incentive compensation payments of $48,976, which was targeted at 77% of his base salary for the period from March 24, 2023 through June 30, 2023. Mr. Mosher’s incentive compensation payments were based on achieving a specific sales target related to existing and new customers as well as expense reduction and operational efficiency targets, which were achieved in full, resulting in a 100% bonus payout to Mr. Mosher for fiscal 2023.

Employee Benefits and Perquisites

We provide health, dental, vision, life and disability insurance benefits to our named executive officers, on the same terms and conditions as provided to our other senior executives.  We generally do not provide perquisites to our NEOs.

Retirement Benefits

401(k) Plan.  We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis.  Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually.  Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions.  Employees are immediately and fully vested in their own contributions.  The Company may elect to make matching or other contributions into participant’s individual accounts, but made no such contributions in 2020.  The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code.  As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan.

Employment Agreements

We entered into an offer letters with Mr. Casanova in April 2023 and Mr. Mosher in May 2023 and February 2021, each of which provides for at-will employment and sets forth each NEO’s initial base salary, bonus eligibility, and certain employee benefits.  The offer letters entered into with Mr. Casanova and Mr. Mosher in 2023 also provide for a grant of RSUs and severance in the event of termination without cause or resignation due to a material adverse change in the nature of such executive’s responsibilities consisting of six months base salary, payment of bonus prorated to the termination date, and vesting of the unvested RSUs granted thereunder for an additional four months following the termination date. The offer letter entered into with Mr. Mosher in 2021 also provided for a grant of options, including potential acceleration of vesting, as described below in the section entitled “—Potential Payments Upon Termination or Change in Control.”

Mr. Mosher also entered into a restrictive covenant agreement that includes perpetual confidentiality and twelve-month post-termination employee non-solicitation provisions.

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We entered into a letter agreement with Mr. Gupta in October 2023 with respect to his compensation for his prior service as Interim Chief Executive Officer.

Long-Term Incentives

Executive officers receive long-term incentives, generally in the form of restricted stock units (RSUs) with multi-year vesting provisions to align their compensation with the returns we deliver to stockholders.

On July 25, 2022, the Company granted Mr. Casanova 173,476 RSUs that vested 25% on July 18, 2023 with the remainder vesting in 25% increments annually through July 18, 2026. On February 17, 2023, the Company Granted Mr. Casanova 235,811 RSUs that vested 25% on July 25, 2023, with the remainder vesting in 25% increments annually through July 25, 2026. On May 10, 2023, the Company granted Mr. Casanova 140,000 RSUs in connection with his promotion to Chief Operating Officer that vest in equal installments on the annual anniversary of the grant date for a period of four years.

On July 25, 2022, the Company granted Mr. Mosher 21,598 RSUs that vest in annual installments until March 31, 2027 and on May 31, 2023, the Company granted Mr. Mosher 300,000 RSUs in connection with his promotion to President that vest in sixteen equal quarterly installments beginning on March 24, 2023.

On September 16, 2022, the Company granted Mr. Gupta 1,481,623 RSUs for services rendered in connection with the Business Combination, which converted into 1,200,000 RSUs upon the Business Combination Closing, that vest as follows: 33.33% vested on September 30, 2022, 55.67% vest in equal monthly installments on the last day of each month during the subsequent 23-month period, and the remaining 10% shall vest on September 21, 2025. On September 29, 2022, Mr. Gupta transferred these RSUs to KKG Presto Enterprises LLC. In addition, in connection with his service as a non-employee director, on February 17, 2024, the Company granted Mr. Gupta 34,916 RSUs that shall vest in full on the date prior to this Annual Meeting.

Potential Payments Upon Termination or Change in Control

In addition to the payments and benefits to our NEOs upon a termination of employment or a change in control summarized above under “Narrative Disclosure to Summary Compensation Table—Employment Agreements”, fifty percent of Mr. Mosher’s unvested options accelerate upon certain terminations in connection with a change in control, and Mr. Gupta’s 1,200,000 RSUs, shall vest in full upon an Acquisition (as defined in the Company’s 2018 Equity Incentive Plan), as described below in the section entitled “— Outstanding Equity Awards at June 30, 2023 Fiscal Year-End.”

Outstanding Equity Awards at June 30, 2023 Fiscal Year-End

The following table provides information regarding outstanding equity awards held by each of our named executive officers as of June 30, 2023.

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		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Rajat Suri	8/27/2017	2,221,689	—	—	0.02	3/26/2026	—	—	—	—
	8/27/2017	791,292	—	—	0.02	3/26/2026	—	—	—	—
	8/27/2017	598,528	—	—	0.02	3/26/2026	—	—	—	—
	3/5/2021	300,376(2)	—	—	1.44	3/26/2026	—	—	—	—
	3/5/2021	961,267(3)	—	—	1.44	3/26/2026	—	—	—	—
	3/5/2021	250,376	—	—	1.44	3/26/2026	—	—	—	—
	9/21/2022	—	—	—	—	—	—	—	2,151,951(4)	11,233,184
Krishna Gupta	2/17/2023	—	—	—	—	—	34,916(5)	182,262	—	—
	9/16/2022	—	—	—	—	—	533,938(6)	2,787,156
	9/21/2022	—	—	—	—	—	—	—	343,249(4)	1,789,714
Xavier Casanova	7/25/2022	—	—	—	—	—	173,476(7)	905,545	—	—
	2/17/2023	—	—	—	—	—	235,811(7)	1,230,933	—	—
	5/10/2023	—	—	—	—	—	140,000(7)	730,800	—	—
	9/21/2022	—	—	—	—	—	—	—	49,565(4)	258,729
Dan Mosher	4/26/2021	89,492(8)	76,831	76,831	2.23	4/25/2031	—	—	—	—
	4/26/2021	199,271(9)	147,764	147,764	2.23	4/25/2031	—	—	—	—
	7/25/2022	—	—	—	—	—	17,279(10)	90,196	—	—
	5/31/2023	—	—	—	—	—	281,250	1,468,125(11)
		—	—	—	—	—	—	—	152,845(4)	797851

____________

(1)	Based on the closing market price of the Company’s Common Stock on June 30, 2023 of $5.22.
(2)

Reflects performance based options, with half of such options vesting in connection with the closing of a financing event and half in connection with a public liquidity event, subject to the NEO’s continued employment.  Mr. Suri resigned from his roles with the Company on March 21, 2023, half of the performance based options were met and any stock options vested as of such date remain exercisable for three years.

(3)

Reflects time-based stock options that vest in equal monthly installments over four years from the vesting commencement date, subject to the NEO’s continued employment.  Mr. Suri resigned from his roles with the Company on March 21, 2023, and any stock options that were vested as of such date remain exercisable for 90 days.  All unvested stock options were accelerated on March 25, 2023 and any stock options vested as of such date would remain exercisable for three years.

(4)

Reflects the right to receive earn-out shares pursuant to the Merger Agreement, fifty percent (50%) of which will vest, if, during the period from and after the Business Combination Closing until the third anniversary of the Business Combination Closing, the volume weighted average price (“VWAP” as defined in the Merger Agreement) of Common Stock is greater than or equal to $12.50 for any 20 trading days within a period of 30 consecutive trading days, and fifty percent (50%) of which will vest, if, during the period from and after the Business Combination Closing until the fifth anniversary of the Business Combination Closing, the VWAP of Common Stock is greater than or equal to $15.00 for any 20 trading days within a period of 30 consecutive trading. For more information regarding the vesting of the earn-out shares, see Note 1 to the notes to our audited consolidated financial statements in our Annual Report on Form 10-K for fiscal 2023.

(5)

Reflects RSUs that were granted pursuant to the 2022 Plan. The RSUs will vest upon the earlier to occur of (x) one year of service as a member of the Board since the grant date or (y) the date of the Company’s 2023 annual meeting, subject to the NEO’s continued employment. All outstanding unvested RSUs shall immediately vest upon an Acquisition (as defined in the Company’s 2018 Equity Incentive Plan). Each RSU represents the right to receive one share of Common Stock upon vesting.

(6)

Reflects RSUs that were granted pursuant to the 2022 Plan. 33.33% of the RSUs vested on the first month following the vesting commencement date, and 56.67% of the RSUs will vest in equal monthly installments during the subsequent 23-month period and 10% of the RSUs will vest upon the third anniversary of the vesting commencement date, in each case, subject to the NEO’s continued employment. Each RSU represents the right to receive one share of Common Stock upon vesting.

(7)

Reflects RSUs that were granted pursuant to the 2022 Plan. The RSUs will vest in equal installments on the annual anniversary of the grant date for a period of four years, subject to the NEO’s continued employment. Each RSU represents the right to receive one share of Common Stock upon vesting.

(8)

Reflects time-based stock options that vest 25% on the first anniversary of the vesting commencement date and 1/48th of the options vest on the last day of each calendar month thereafter, subject to the NEO’s continued employment. Fifty percent of any unvested stock options will vest in the event of a termination without “Cause” within three months following a “Change in Control” (in each case, as defined in his offer letter).

(9)

Reflects time-based stock options that vest 25% on the first anniversary of the vesting commencement date and 1/48th of the options vest on the last day of each calendar month thereafter, subject to the NEO’s continued employment. Fifty percent of any unvested stock options will vest in the event of a termination without “Cause” within three months following a “Change in Control” (in each case, as defined in his offer letter).

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(10)

Reflects RSUs that were granted pursuant to the 2022 Plan. The RSUs will vest in equal installments on the annual anniversary of the grant date for a period of five years, subject to the NEO’s continued employment. Each RSU represents the right to receive one share of Common Stock upon vesting.

(11)

Reflects RSUs that were granted pursuant to the 2022 Plan. The RSUs vest in sixteen equal quarterly installments beginning on March 24, 2023, subject to the NEO’s continued employment. In the event of a termination without Cause (as defined in his offer letter) or a resignation due to a material adverse change in the NEO’s status or responsibilities, the unvested portion of this RSU shall continue to vest for four months following such termination.

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Director Compensation

Our Non-Employee Director Compensation Program, approved by the Board in March 2023, provides for the following compensation:

●Board service cash retainer: $40,000 per year, paid quarterly;
●Committee member cash retainers: $10,000, $7,500, $7,000, and $4,500 for members of the Audit Committee, the Strategic Finance Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, respectively;
●Committee chair cash retainers: $20,000, $15,000, $14,000, and $9,000 for the Chairpersons of the Audit Committee, the Strategic Finance Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, respectively;
●Non-executive chair cash retainer: $35,000;
●Lead independent director cash retainer: $20,000;
●Annual equity grant: RSUs with an award value of $125,000; RSUs vest in full on the earlier of one year from the date of grant, or the day prior to the next annual meeting of stockholders; and
●Initial equity grant: RSUs with an award value equal to $200,000; RSUs vest quarterly over a three-year period upon joining the Board.

The Compensation Committee recommends to the Board the annual compensation to be paid to the directors of our Board and may, in its discretion, revise or replace the compensation program described above.  The Company reimburses each director for any reasonable expenses incurred by such director in connection with the performance of such director’s services to the Company.

Our directors (other than Scott Raskin, who joined the Board in February 2023) joined the Board on September 21, 2022, following the Business Combination Closing.  The following table sets forth the total compensation paid to each of our non-employee directors for their service on the Board during fiscal 2023.  This table does not include compensation to Mr. Gupta or Mr. Suri in their capacity as directors. Mr. Suri did not receive any compensation in his capacity as a director. The compensation that Mr. Gupta received in his capacity as a director is reflected in the Summary Compensation Table for fiscal 2023 above.

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Name(1)	Fee Earned or Paid in Cash ($)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Ilya Golubovich(3)	—	354,331	—	354,331
Keith Kravcik	51,333	1,569,569	—	1,620,902
Scott Raskin	28,013	325,000	—	353,013
Edward Scheetz	45,708	354,331	—	400,039
Gail Zauder	50,071	970,275	—	1,020,346
Kim Lopdrup(4)	—	615,944	214,800	830,744
Matthew MacDonald(5)	—	—	—	—
Jonas Grossman(5)	—	—	—	—
Woodrow H. Levin(5)	—	—	—	—
Alex Weil(5)	—	—	—	—
Julie Atkinson(5)	—	—	—	—
Christian Ahrens(5)	—	—	—	—
Bernard Van der Lande(5)	—	—	—	—

____________

(1)	Represents all non-employee directors who served on our Board during fiscal 2023.
(2)

The amounts reported here do not reflect the actual economic value realized by each director. In accordance with SEC rules, these amounts represent the grant date fair value of RSUs calculated in accordance with ASC Topic 718.  For additional information, see Note 11 “Stock-Based Compensation” to the notes to our audited consolidated financial statements in our Annual Report on Form 10-K for fiscal 2023.  Each RSU represents the right to receive one share of Common Stock upon vesting.

(3)	Mr. Golubovich elected to forego all of his cash compensation for fiscal 2023.
(4)

Mr. Lopdrup resigned from our Board on February 6, 2023. On February 7, 2023, Mr. Lopdrup executed an offer letter to become a member of our advisory board as a Strategic Advisor pursuant to which he was granted an RSU for 60,000 shares and received continued vesting of his existing RSUs.

(5)

Messrs. MacDonald, Grossman, Levin, Weil, Ahrens, and Van der Lande and Ms. Atkinson each served as directors of VTAQ until the Business Combination Closing.  None of VTAQ’s directors received compensation for their service on VTAQ’s board of directors during fiscal 2023.

The following table lists all outstanding equity awards held by our non-employee directors as of June 30, 2023:

Name	Stock Awards(1)
Ilya Golubovich(2)	94,936
Keith Kravcik(3)	438,487
Scott Raskin(4)	86,127
Edward Scheetz(5)	94,936
Gail Zauder(6)	121,934
Kim Lopdrup(7)	49,686
Matthew MacDonald	—
Jonas Grossman	—
Woodrow H. Levin	—
Alex Weil	—
Julie Atkinson	—
(1)	Represents the number of RSUs unvested as of June 30, 2023.
(2)	The RSUs were granted to Mr. Golubovich on February 17, 2023 and May 10, 2023, as applicable. 38,487 RSUs will vest upon the earlier to occur of (x) one year of service as a member of the Board since the grant date or (y) the date of the Company’s 2023 annual meeting. The remaining RSUs vest quarterly over a three-year period upon joining the Board.
(3)	The RSUs were granted to Mr. Kravcik on February 17, 2023 and May 10, 2023, as applicable. 38,487 RSUs will vest upon the earlier to occur of (x) one year of service as a member of the Board since the grant date or (y) the date of the Company’s 2023 annual meeting. 400,000 RSUs will vest on December 23, 2024.
(4)	The RSUs were granted to Mr. Raskin on February 17, 2023. 34,916 RSUs will vest upon the earlier to occur of (x) one year of service as a member of the Board since the grant date or (y) the date of the Company’s 2023 annual meeting. The remaining RSUs vest quarterly over a three-year period upon joining the Board.
(5)	The RSUs were granted to Mr. Scheetz on February 17, 2023 and May 10, 2023, as applicable. 38,487 RSUs will vest upon the earlier to occur of (x) one year of service as a member of the Board since the grant date or (y) the date of the Company’s 2023 annual meeting. The remaining RSUs vest quarterly over a three-year period upon joining the Board.
(6)	The RSUs were granted to Ms. Zauder on July 25, 2022, February 17, 2023 and May 10, 2023, as applicable. 38,487 RSUs will vest upon the earlier to occur of (x) one year of service as a member of the Board since the grant date or (y) the date of the Company’s 2023 annual meeting. 26,998 RSUs vest in equal monthly installments since the occurrence of certain conditions met in February 2023. The remaining RSUs vest quarterly over a three-year period upon joining the Board.
(7)	The RSUs were granted to Mr. Lopdrup on July 25, 2022 and February 17, 2023, as applicable. 26,998 RSUs vest in equal monthly installments over a three-year period through October 15, 2024. 22,688 RSUs vest in equal monthly installments over a four-year period through February 6, 2027.

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TRANSACTIONS WITH RELATED PERSONS

Related Person Transactions Policy

Presto has adopted a formal written policy that sets forth the policies and procedures for the review and approval or ratification of transactions with related persons (the “Related Person Transaction Policy”).  The Related Person Transaction Policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related party had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related party.  The Related Person Transaction Policy requires the prior review and approval of any such transactions with related persons by the Audit Committee (or disinterested members of the Board), and also requires that the Compensation Committee approve any employment relationship or transaction involving an executive officer of the Company and any related compensation.

Each of the transactions described below that Presto entered into since the adoption of the Related Person Transaction Policy was approved in accordance with such policy; the transactions entered into before the Business Combination Closing were not subject to the policy.

Related Person Transactions

VTAQ Related Person Transactions

On August 20, 2020, VTAQ issued an unsecured promissory note to one of its sponsors, Ventoux Acquisition. The outstanding balance under the promissory note of $151,812 was repaid in full on December 31, 2020.

In addition, at the closing of the IPO, VTAQ’s stockholders prior to the IPO purchased from VTAQ an aggregate of 6,000,000 private warrants at $1.00 per private warrant (for a total purchase price of $6,000,000).  In connection with the closing of the issuance sale of the Over-Allotment Option Units, VTAQ’s stockholders prior to the IPO purchased from VTAQ an aggregate of 675,000 private warrants at $1.00 per private warrant (for a total purchase price of $675,000).  As of December 31, 2020, VTAQ had no loans outstanding, including any loans from its directors or officers.

Jonas Grossman and Alex Weil are affiliated with Chardan Capital Markets, and previously served as directors of VTAQ prior to the Business Combination Closing.  While no direct compensation arrangements regarding such individuals have been entered into regarding such fees, these executives may benefit indirectly from any such amounts payable to Chardan Capital Markets in respect of marketing fees, costs and expenses incurred by Chardan Capital Markets in connection with the identification, review and negotiation and approval of the initial business combination and in respect of fees in connection with VTAQ’s capital raising efforts.

VTAQ entered into an agreement, commencing on December 23, 2020 through VTAQ’s consummation of a Business Combination or its liquidation, to pay Chardan Capital Markets, LLC a total of $10,000 per month for office space, utilities and secretarial support.

On March 29, 2022, Ventoux Acquisition and Chardan Investments, as the Sponsors, loaned $1,150,000 and $575,000 to VTAQ for the purpose of depositing such amounts into the Trust Account in

44

order to extend the deadline for VTAQ to consummate the Business Combination from March 30, 2022 to June 30, 2022, in accordance with VTAQ’s certificate of incorporation and the trust agreement governing VTAQ’s trust account.  In consideration for such loans, VTAQ issued two unsecured promissory notes (the “Extension Notes”) in the amounts of $1,150,000 and $575,000 to Ventoux Acquisition and Chardan Investments, respectively.  On the same day, VTAQ transmitted the sum of $1,725,000 to Continental, as Trustee of the Trust Account, for the purpose of extending the deadline for VTAQ to consummate the Business Combination from March 30, 2022 to June 30, 2022.

Also on March 29, 2022, Ventoux Acquisition and Chardan Investments loaned VTAQ $250,000 and $125,000 for additional working capital purposes.  In consideration for such loans, VTAQ issued two unsecured promissory notes (the “Working Capital Notes”) in amounts of $250,000 and $125,000 to Ventoux Acquisition and Chardan Investments, respectively.

The Extension Notes and Working Capital Notes were approved by VTAQ’s audit committee and VTAQ’s board of directors.  The Extension Notes and Working Capital Notes did not bear interest and matured and were payable (subject to the waiver against trust provisions) upon on the earlier of (i)  the Business Combination Closing is consummated and (ii) the date of VTAQ’s liquidation.

VTAQ’s officers and directors are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on VTAQ’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.  VTAQ’s audit committee reviews on a quarterly basis all payments that were made to our Sponsor, VTAQ’s officers, directors or its or their affiliates.

In addition, in order to finance transaction costs in connection with an intended initial business combination, VTAQ’s Sponsors or an affiliate of its Sponsors or certain of its officers and directors may, but are not obligated to, loan VTAQ funds as may be required on a non-interest basis.  Upon completion of the Business Combination, VTAQ repaid such loaned amounts.

Presto Related Party Transactions

We have certain convertible promissory notes with entities controlled by Krishna K. Gupta and Ilya Golubovich, each of whom is a member of our Board.  In fiscal year 2021, we issued $1.5 million and $1 million of convertible promissory notes and embedded warrants to the entities controlled by Mr. Gupta and Mr. Golubovich, respectively, and $2 million of convertible promissory notes and embedded warrants to the entity controlled by Mr. Golubovich.

We have elected the fair value option for our convertible promissory notes.  As of June 30, 2022 and June 30, 2021, $9.6 million and $6.4 million of convertible promissory notes and embedded warrants were due to Mr. Gupta and Mr. Golubovich, respectively, of which $9.6 million and $3.6 million, respectively, are due within 12 months.

In September 2022, in connection with but prior to the Business Combination Closing, upon receipt of the approval of the Company’s disinterested stockholders, we granted 1,200,000 RSUs to Krishna K. Gupta, a director and significant stockholder of the Company, for services rendered in connection with the Business Combination.  The RSUs, are subject to the same terms as the 2018 Plan (although they were granted outside of the 2018 Plan).  The RSUs vest in the following tranches, subject to the continuous service through each applicable vesting date: 33.33% of the RSUs shall vested on September 30, 2022, 56.67% of the RSUs shall vest in equal monthly installments on the last day of each month during the subsequent 23-month period, and the remaining 10% shall vest upon the third

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anniversary of the vesting commencement date.  The RSUs time-based vesting will accelerate upon an acquisition of the Company.

In September 2022, in connection with the Business Combination Closing, VTAQ and Chardan waived certain obligations of the Company to Chardan in connection with the following agreements: (i) the Business Combination Marketing Agreement, dated December 23, 2020, by and between VTAQ and Chardan, (ii) the Administrative Services Agreement, dated December 23, 2020, by and between VTAQ and Chardan and (iii) the Placement Agency Agreement, dated August 9, 2021, by and between VTAQ and Chardan. In exchange for such waiver, the Company agreed to pay Chardan approximately $3.2 million, issue an affiliate of Chardan 350,000 shares of Common Stock and grant Chardan certain rights of first refusal in connection with future financings of the Company.

In May 2023, pursuant to that certain purchase agreement, we issued Presto CA an aggregate amount of 1,500,000 shares of Common Stock for $2.00 per share, resulting in gross proceeds of $3,000,000.  CAFB Fund II is the sole member of Presto CA. Keith Kravcik, a director of the Company, was the Chief Financial Officer and is currently the Chief Investment Officer for all of CA LLC’s various investment funds, a significant stockholder of the Company.

In May 2023, the Company entered into an engagement letter with Chardan regarding its placement agent services, which agreement was amended in October 2023.

In May 2023, Chardan was paid $250,000 in connection with a private placement financing for services rendered as the Company’s financial advisor in connection with such transaction.

In October 2023, the Company entered into that certain securities purchase agreement with Presto CA pursuant to which the Company agreed to sell 1,500,000 newly issued shares of Common Stock, at a purchase price of $2.00 per share for an aggregate purchase price of $3.0 million. Presto CA is affiliated with CA LLC, and Keith Kravcik, a member of the Board, is the Chief Investment Officer of all of Cleveland Avenue’s various Investment Funds, including the funds invested in Presto CA.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share and exercise price information about the Company’s equity compensation plans as of June 30, 2023.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation plans approved by security holders(1)	3,351,256(2)	— (2)	1,597,778
Equity Compensation plans not approved by security holders	—	—	—
Total	3,351,256(3)	—	1,597,778

____________

(1)

Relates to the Presto 2022 Incentive Plan which was approved by the Company’s Board and stockholders in connection with the Business Combination.  The Presto 2022 Incentive Plan allows for the maximum number of shares issuable to automatically increase on January 1 of each of 2023 through 2032 by the number of shares of Common Stock equal to the lesser of (i) one percent (1%) of the total number of outstanding shares (rounded down to the nearest whole share) of Common Stock as of the immediately preceding December 31, or (ii) a number as may be determined by the Presto Board. On January 1, 2023, the number of shares of Common Stock available for issuance under the Presto 2022 Incentive Plan increased by 512,316 shares pursuant to this provision.

(2)	Includes 3,351,256 shares issuable pursuant to RSUs. The RSUs were granted without consideration. Accordingly, there is no weighted-average exercise price of outstanding awards.
(3)

This table does not include equity awards granted by Legacy Presto that were assumed by the Company in connection with the Business Combination.  As of June 30, 2023, the following assumed equity awards were outstanding: 9,901,703 ISOs and non-statutory stock options and 1,209,389 RSUs.  The weighted average exercise price of such outstanding options was $0.72 per share. No additional equity awards may be granted under the Legacy Presto Plans that were assumed by the Company.

In connection with the Business Combination, the Board and stockholders approved the Presto 2022 Incentive Plan, which enables the Company to grant nonqualified stock options, ISOs, stock appreciation rights, restricted stock, RSUs, other share based awards, cash based awards, dividend equivalents, and/or performance compensation to directors, officers, employees, consultants and advisors to improve the ability of the Company to attract and retain key personnel, by providing such persons with an opportunity to acquire and maintain an equity interest in the Company, or be paid incentive compensation which may be measured by reference to the value of Common Stock, thereby aligning their interests with those of the Company’s stockholders.

OTHER MATTERS

We know of no other business that will be presented at the Annual Meeting.  If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders will vote your shares in accordance with their best judgment.  This discretionary authority is granted by the execution of the form of proxy.

OTHER INFORMATION

Householding of Proxies

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement or a single notice of internet availability of proxy materials addressed to those stockholders.  This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households.  While the Company does not household, a number of brokerage firms with account holders have instituted householding.  Once a stockholder has consented or

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receives notice from their broker that the broker will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes their consent.  If your Notice of Internet Availability of Proxy Materials or your annual report and proxy statement, as applicable, have been househeld and you wish to receive separate copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, you may notify your broker.  You can also request and we will promptly deliver a separate copy of the Notice of Internet Availability or the Proxy Materials by writing to: 985 Industrial Road, San Carlos, CA 94070 or by telephone at: (650) 817-9012.

Additional Filings

The Company’s reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website, https://presto.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Our Code of Conduct, Audit Committee Charter, Nominating and Corporate Governance Committee Charter, Compensation Committee Charter, Strategic Finance Committee Charter, Corporate Governance Guidelines and amendments thereto are also available at our website, as described above.  If we make any amendments to our Code of Conduct or grant any waiver, including any implicit waiver, from a provision of either code applicable to our CEO, CFO or principal accounting officer requiring disclosure under applicable SEC rules, we intend to disclose the nature of such amendment or waiver on our website.  The content of our website, however, is not part of this Proxy Statement.

You may request a copy of our SEC filings, as well as the foregoing corporate documents, at no cost to you, to the Company by writing to: 985 Industrial Road, San Carlos, CA 94070.

Stockholder Proposals for 2024 Annual Meeting of Stockholders

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of Stockholders or nominate persons for election to the Board.  Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement (the “2024 Proxy Statement”) for the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”).  To be eligible for inclusion in the 2024 Proxy Statement, any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than June 29, 2024 in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the 2023 Proxy Statement.

Alternatively, stockholders seeking to present a stockholder proposal or nomination at the 2024 Annual Meeting, without having it included in the 2024 Proxy Statement, must timely submit notice of such proposal or nomination.  To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company not later than 5:00 p.m. Eastern Time on the 90th day nor earlier than 5:00 p.m. Eastern Time on the 120th day prior to the first anniversary of the Annual Meeting.  For the 2024 Annual Meeting, this means that any such proposal or nomination must be submitted no earlier than August 8, 2024 and no later than September 7, 2024.  Notwithstanding the foregoing, if the date of the 2024 Annual Meeting is more than 30 days before or more than 70 days after the first anniversary of the 2023 Annual Meeting, to be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company no earlier than 5:00 p.m. Eastern Time on the 120th day prior to the 2024 Annual Meeting and not later than the later of 5:00 p.m. Eastern Time on the

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90th day prior to the 2024 Annual Meeting, or the 5:00 p.m. Eastern Time on the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company.

Additionally, in order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2024 Annual Meeting of Stockholders, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and must include the information in the notice required by our bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act (including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than our nominees).

Notices of any proposals or nominations for the Company’s 2024 Annual Meeting of Stockholders should be sent to Presto Automation Inc., Attention: Secretary, 985 Industrial Road, San Carlos, CA 94070.

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Appendix A

PRESTO TECHNOLOGIES, INC.

2022 AMENDED AND RESTATED INCENTIVE AWARD PLAN

1.Establishment of the Plan; Effective Date; Duration.
(a)Establishment of the Plan; Effective Date. The 2022 Incentive Award Plan, as amended and restated from time to time (the “Plan”) permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Other Cash-Based Awards, Dividend Equivalents, and Performance Awards. The Plan shall become effective on the Effective Date. The effectiveness of the Plan shall be subject to approval of the Plan by the stockholders of the Company within twelve months following the date the Plan is first approved by the Board.
(b)Duration of the Plan.  The Plan shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 14, until the tenth anniversary of the Effective Date. In the case of an Award that is an Incentive Stock Option, no Incentive Stock Option shall be granted on or after ten years from the earlier of (i) the date the Plan is approved by the Board and (ii) date the Company’s stockholders approve the Plan.
2.Purpose.  The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby certain directors, officers, employees, consultants and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.
3.Definitions.  Certain terms used herein have the definitions given to them in the first instance in which they are used.  In addition, for purposes of the Plan, the following terms are defined as set forth below:
(a)“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest.  The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(b)“Applicable Law” means any applicable law, including without limitation:  (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Common Stock is listed, quoted or traded.
(c)“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based

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Awards, Other Cash-Based Awards, Dividend Equivalents, and/or Performance Award granted under the Plan.
(d)“Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.
(e)“Board” means the Board of Directors of the Company.
(f)“Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting or similar agreement between the Participant and the Company or an Affiliate in effect at the time of such termination, or (ii) in the absence of any such employment or consulting or similar agreement (or the absence of any definition of  “Cause” contained therein), a Participant’s (A) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers; (B) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation, fraud, embezzlement, theft or proven dishonesty in the course of his employment or other service to the Company or an Affiliate; (C) refusal to perform any lawful, material obligation or fulfill any duty to the Company or its Affiliates (other than due to a disability, as determined by the Committee), which refusal, if curable, is not cured within 15 days after delivery of written notice thereof; (D) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within 15 days after the delivery of written notice thereof; or (E) material violation or breach of the documented code of ethics, code of conduct or similar document of the Company or an Affilliate or fiduciary duties to the Company or an Affiliate.
(g)“Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon any of the following events:
(i)any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company or any of its Affiliates, (B) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, by way of merger, consolidation, recapitalization, reorganization or otherwise, of fifty percent (50%) or more of the total voting power of the then outstanding voting securities of the Company;
(ii)the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) were directors on the Effective Date or (y) become directors after Effective Date and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors on the Effective Date or whose election or nomination for election was previously so approved;
(iii)the consummation of a merger or consolidation of the Company with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining

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outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;
(iv)the consummation of a plan of complete liquidation of the Company or the sale or disposition by the Company of all or substantially all the Company’s assets; or
(v)any other event specified as a “Change in Control” in an applicable Award Agreement.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (i), (ii), (iii), (iv), or (v) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

(h)“Claim” means any claim, liability or obligation of any nature, arising out of or relating to the Plan or an alleged breach of the Plan or an Award Agreement.
(i)“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto.  Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
(j)“Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.
(k)“Common Stock” means the Company’s common stock, par value $0.0001 per share (and any stock or other securities into which such shares may be converted or into which they may be exchanged).
(l)“Company” means Presto Technologies, Inc., a Delaware corporation.
(m)“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.
(n)“Dividend Equivalent” means a right awarded under Section 11 to receive the equivalent value (in cash or Common Stock) of ordinary dividends that would otherwise be paid on the Common Stock subject to an Award that is a full-value award but that have not been issued or delivered.
(o)“Effective Date” means the date on which the Plan is approved by the Company’s stockholders.
(p)“Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
(q)“Eligible Person” with respect to an Award denominated in Common Stock, means any (i) individual employed by the Company or an Affiliate; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate; provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of

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employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he begins employment with or begins providing services to the Company or its Affiliates, provided that the Date of Grant of any Award to such individual shall not be prior to the date he begins employment with or begins providing services to the Company or its Affiliates).
(r)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.
(s)“Exercise Price” has the meaning given such term in Section 7(c) of the Plan.
(t)“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)If the Common Stock is listed on any established stock exchange or a national market system, the closing sales price for such shares (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(ii)If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Common Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(iii)In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.
(iv)Notwithstanding the foregoing, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A of the Code to the extent necessary for an Award to comply with, or be exempt from, Section 409A of the Code.
(u)“Immediate Family Members” shall have the meaning set forth in Section 15(b)(ii).
(v)“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan for incentive stock options.
(w)“Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.
(x)“Mature Shares” means shares of Common Stock owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a tax or deduction obligation of the Participant.
(y)“Merger Agreement” shall mean that certain Agreement and Plan of Merger, by and among Ventoux CCM Acquisition Corp., Ventoux Merger Sub Inc. and E La Carte, Inc., dated as of November 10, 2021 as amended from time to time.
(z)“Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

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(aa)“Option” means an Award granted under Section 7 of the Plan.
(bb)“Option Period” has the meaning given such term in Section 7(d) of the Plan.
(cc)“Optionholder Earnout Shares” means Earnout Shares issuable to holders of Exchanged Options (each as defined in the Merger Agreement).
(dd)“Other Cash-Based Award” means a cash Award granted to a Participant under Section 10 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.
(ee)“Other Stock-Based Award” means an equity-based or equity-related Award, other than an Option, SAR, Restricted Stock, Restricted Stock Unit or Dividend Equivalent, granted in accordance with the terms and conditions set forth under Section 10 of the Plan
(ff)“Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.
(gg)“Performance Award” shall mean any Award designated by the Committee as a Performance Award pursuant to Section 12 of the Plan.
(hh)“Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Award under the Plan pursuant to Section 12 of the Plan.
(ii)“Performance Formula” shall mean, for a Performance Period, the one or more formulae applied against the relevant Performance Goal to determine, with regard to the Performance Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Award has been earned for the applicable Performance Period.
(jj)“Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria pursuant to Section 12 of the Plan.
(kk)“Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.
(ll)“Permitted Transferee” shall have the meaning set forth in Section 15(b)(ii) of the Plan.
(mm)“Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.
(nn)“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(oo)“Restricted Stock” means shares of Common Stock, subject to certain specified performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

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(pp)“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(qq)“SAR Period” has the meaning given such term in Section 8(b) of the Plan.
(rr)“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto.  Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.
(ss)“Share” means a share of Common Stock.
(tt)“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
(uu)“Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.
(vv)“Subsidiary” means any corporation in which the Company owns, directly or indirectly, stock representing 50% or more of the combined voting power of all classes of stock entitled to vote, and any other business organization, regardless of form, in which the Company possesses, directly or indirectly, 50% or more of the total combined equity interests in such organization.
(ww)“Substitute Award” has the meaning given such term in Section 5(f).
4.Administration.
(a)Administration.  The Committee shall administer the Plan.  To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act and Applicable Law (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director.  However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.  Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards.  In any such case, the Board shall have all the authority granted to the Committee under the Plan.
(b)Committee Authority.  Subject to the provisions of the Plan and Applicable Law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to

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what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, in each case, to the extent consistent with the terms of the Plan.
(c)Delegation.  The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the Exchange Act.
(d)Interpretation.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.
(e)Indemnification.  No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder.  Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice.  The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Articles of Incorporation or Bylaws.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

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5.Grant of Awards; Shares Subject to the Plan; Limitations.
(a)The Committee may, from time to time, grant Awards to one or more Eligible Persons.
(b)Subject to Section 5(c) and Section 13 of the Plan, Awards granted under the Plan shall be subject to the following limitations: (i) the Committee is authorized to deliver under the Plan an aggregate of 6,617,400 shares of Common Stock (which includes shares of Common Stock underlying Awards that are outstanding and that have been issued in settlement of Awards, in each case, as of the Effective Date), plus (ii) any Optionholder Earnout Shares, as applicable, which are forfeited by reason of a termination of service or employment following the Effective Date (in the case of this subclause (ii), not to exceed 4,500,000 shares of Common Stock in the aggregate). Subject to Section 13, the maximum aggregate number of Shares that may be issued through the exercise of Incentive Stock Options granted under the Plan is 23,087,000 shares of Common Stock.
(c)On each July 1 of each of 2024 through 2033, the aggregate number of shares of Common Stock reserved for issuance under the Plan shall be increased automatically by the number of shares equal to five percent (5%) of the total number of shares of all classes of Common Stock issued and outstanding on the immediately preceding June 30 (rounded down to the nearest whole share); provided, that the Board or the Committee may in its sole discretion reduce the amount of the increase in any particular year.
(d)In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) tax or deduction liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be added to the Shares available for grant under the Plan on a one-for-one basis. Shares underlying Awards under the Plan that are forfeited, canceled, expire unexercised, or are settled in cash shall also be available again for issuance as Awards under the Plan.
(e)Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.
(f)Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”).  The number of Shares underlying any Substitute Awards shall not be counted against the aggregate number of Shares available for Awards under the Plan.
6.Eligibility.  Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.
7.Options.
(a)Generally.  Each Option granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each Option so granted shall be subject to the conditions set forth in this Section 7 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.  All Options granted under the Plan shall be Nonqualified

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Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option.
(b)Incentive Stock Options.  Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code.  No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.  In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code.  If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
(c)Exercise Price.  Except with respect to Substitute Awards, the exercise price (“Exercise Price”) per Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)), the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant and provided further, that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Share.
(d)Vesting and Expiration.  Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)); provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability.  If the Option would expire at a time when the exercise of the Option would violate applicable securities laws, the expiration date applicable to the Option will be automatically extended to a date that is 30 calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided, that in no event shall such expiration date be extended beyond the expiration of the Option Period.
(e)Method of Exercise and Form of Payment.  No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any taxes required to be withheld or paid upon exercise of such Option.  Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option, accompanied by payment of the Exercise Price.  The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient

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number of Shares in lieu of actual delivery of such shares to the Company); provided that such Shares are not subject to any pledge or other security interest and are Mature Shares; and (ii) by such other method as the Committee may permit in accordance with Applicable Law, in its sole discretion, including without limitation: (A) in other property having a Fair Market Value on the date of exercise equal to the Exercise Price, (B) if there is a public market for the Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price, or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Shares for which the Option was exercised that number of Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares for which the Option was exercised.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(f)Notification upon Disqualifying Disposition of an Incentive Stock Option.  Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Stock Option.  A disqualifying disposition is any disposition (including, without limitation, any sale) of such Shares before the later of (i) two years after the Date of Grant of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option.  The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.
(g)Compliance With Laws, etc.  Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable; any other Applicable Law; the applicable rules and regulations of the Securities and Exchange Commission; or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.
8.Stock Appreciation Rights.
(a)Generally.  Each SAR granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each SAR so granted shall be subject to the conditions set forth in this Section 8 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.  Any Option granted under the Plan may include tandem SARs.  The Committee also may award SARs to Eligible Persons independent of any Option.
(b)Strike Price.  The Strike Price per Share for each SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant.
(c)Vesting and Expiration.  A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option.  A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms

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and conditions of such SAR other than with respect to exercisability.  If the SAR would expire at a time when the exercise of the SAR would violate applicable securities laws, the expiration date applicable to the SAR will be automatically extended to a date that is 30 calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided, that in no event shall such expiration date be extended beyond the expiration of the SAR Period.
(d)Method of Exercise.  SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.
(e)Payment.  Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised, multiplied by the excess, if any, of the Fair Market Value of one Share on the exercise date over the Strike Price, less an amount equal to any taxes required to be withheld or paid.  The Company shall pay such amount in cash, in Common Stock having a Fair Market Value equal to such amount, or any combination thereof, as determined by the Committee.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
9.Restricted Stock and Restricted Stock Units.
(a)Generally.  Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each such grant shall be subject to the conditions set forth in this Section 9 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
(b)Restricted Accounts; Escrow or Similar Arrangement.  Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement.  If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void.  Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including, without limitation, the right to vote such Restricted Stock and the right to receive dividends, if applicable.  To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.
(c)Vesting.  Unless otherwise provided by the Committee in an Award Agreement the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

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(d)Delivery of Restricted Stock and Settlement of Restricted Stock Units.
(i)Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement.  If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share) or shall register such shares in the Participants name without any such restrictions.  Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).
(ii)Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part Common Stock in lieu of delivering only Common Stock in respect of such Restricted Stock Units or (B) defer the delivery of shares of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of Applicable Law until such time as is no longer the case.  If a cash payment is made in lieu of delivering Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any taxes required to be withheld or paid.
10.Other Stock-Based Awards and Other Cash-Based Awards.
(a)Other Stock-Based Awards.  The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Common Stock), in such amounts and subject to such terms and conditions, as the Committee shall determine.  Such Other Stock-Based Awards may involve the transfer of actual shares of Common Stock to Participants, or payment in cash or otherwise of amounts based on the value of Common Stock.  The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.
(b)Other Cash-Based Awards. The Committee may grant a Participant a cash Award not otherwise described by the terms of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.
(c)Value of Awards.  Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on Common Stock, as determined by the Committee, and each Other Cash-Based Awards shall be shall be expressed in terms of cash, as determined by the Committee.  The Committee may establish Performance Goals in its discretion pursuant to Section 12, and any such Performance Goals shall be set forth in the applicable Award Agreement.  If the Committee exercises its discretion to establish Performance Goals, the number and/or value of Other Stock-Based Awards or Other

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Cash-Based Awards that will be paid out to the Participant will depend on the extent to which such Performance Goals are met.
(d)Payment of Awards.  Payment, if any, with respect to an Other Stock-Based Award or Other Cash-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Common Stock or a combination of cash and Common Stock, as the Committee determines.
(e)Vesting.  The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards or Other Cash-Based Awards following the Participant’s termination of employment or service (including by reason of such Participant’s death, disability (as determined by the Committee), or termination without Cause).  Such provisions shall be determined in the sole discretion of the Committee and will be included in the applicable Award Agreement but need not be uniform among all Other Stock-Based Awards or Other Cash-Based Awards issued pursuant to the Plan and may reflect distinctions based on the reasons for the termination of employment or service.
11.Dividend Equivalents.  No adjustment shall be made in the Common Stock issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Common Stock prior to issuance of such Common Stock under such Award.  The Committee may grant Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to any Award (other than an Option or Stock Appreciation Right).  Any Award of Dividend Equivalents may be credited as of the dividend payment dates, during the period between the Date of Grant of the Award and the date the Award becomes payable or terminates or expires, as determined by the Committee; however, Dividend Equivalents shall not be payable unless and until the Award becomes payable, and shall be subject to forfeiture to the same extent as the underlying Award.  Dividend Equivalents may be subject to any additional limitations and/or restrictions determined by the Committee.  Dividend Equivalents shall be payable in cash, Common Stock or converted to full-value Awards, calculated based on such formula, as may be determined by the Committee.
12.Performance Awards.
(a)Generally.  The  Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Award.  The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Award.  Unless otherwise determined by the Committee, all Performance Awards shall be evidenced by an Award Agreement.
(b)Discretion of Committee with Respect to Performance Awards. The Committee shall have the discretion to establish the terms, conditions and restrictions of any Performance Award.  With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula.
(c)Performance Criteria.  The Committee may establish Performance Criteria that will be used to establish the Performance Goal(s) for Performance Awards which may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings

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per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total stockholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; (xxxiii) personal targets, goals or completion of projects; and (xxxiv) such other criteria as established by the Committee in its discretion from time to time.  Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparable or peer companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. Any Performance Criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.
(d)Modification of Performance Goal(s).  The Committee is authorized at any time to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect any specified circumstance or event that occurs during a Performance Period, including but not limited to the following: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual and/or infrequently occurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) discontinued operations; (viii) any other specific unusual or infrequently occurring or non-recurring events, or objectively determinable category thereof; (ix) foreign exchange gains and losses; and (x) a change in the Company’s fiscal year.
(e)Terms and Condition to Receipt of Payment.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Award for such Performance Period.  Unless otherwise determined by the Committee, a Participant shall be eligible to receive payment in respect of a Performance Award only to the extent that: (i) the Performance Goals for such period are achieved; and (ii) all or some of the portion of such Participant’s Performance Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.  Following the completion of a Performance Period, the Committee shall determine whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate

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the amount of the Performance Awards earned for the period based upon the Performance Formula.  The Committee shall then determine the amount of each Participant’s Performance Award actually payable for the Performance Period.
13.Changes in Capital Structure and Similar Events.  In the event of  (a) any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Stock, or (b) unusual or infrequently occurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, subject to the requirements of Code Sections 409A, 421, and 422, if applicable, including without limitation any or all of the following:
(a)adjusting any or all of  (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (ii) the terms of any outstanding Award, including, without limitation, (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (B) the Exercise Price or Strike Price with respect to any Award or (C) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);
(b)providing for a substitution or assumption of Awards in a manner that substantially preserves the applicable terms of such Awards;
(c)accelerating the exercisability or vesting of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event;
(d)modifying the terms of Awards to add events, conditions or circumstances (including termination of employment within a specified period after a Change in Control) upon which the exercisability or vesting of or lapse of restrictions thereon will accelerate;
(e)deeming any performance measures (including, without limitation, Performance Criteria and Performance Goals) satisfied at target, maximum or actual performance through closing or such other level determined by the Committee in its sole discretion, or providing for the performance measures to continue (as is or as adjusted by the Committee) after closing;
(f)providing that for a period prior to the Change in Control determined by the Committee in its sole discretion, any Options or SARs that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Common Stock subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place after giving such notice for any reason whatsoever, the exercise will be null and void) and

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that any Options or SARs not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control; and
(g)canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.  The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be final, conclusive and binding for all purposes.
14.Amendments and Termination.
(a)Amendment and Termination of the Plan.  The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Stock may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
(b)Amendment of Award Agreements; Repricing.  The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, unless the Committee determines, in its sole discretion, that the amendment is necessary for the Award to comply with Code Section 409A. In addition, the Committee shall, without the approval of the stockholders of the Company, have the authority to reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights.

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15.General.
(a)Award Agreements.  Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.
(b)Nontransferability.
(i)Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under Applicable Law, by the Participant’s legal guardian or representative.  No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii)Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as, a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
(iii)The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be

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exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.
(c)Tax Withholding and Deductions.
(i)A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to deduct and withhold, from any cash, Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required taxes (up to the maximum statutory rate under Applicable Law as in effect from time to time as determined by the Committee) and deduction in respect of an Award, its grant, vesting or exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.
(ii)Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing tax and deduction liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and are Mature Shares, except as otherwise determined by the Committee) owned by the Participant having a Fair Market Value equal to such liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such liability.
(d)No Claim to Awards; No Rights to Continued Employment; Waiver.  No employee of the Company or an Affiliate, or other person, shall have any Claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.  A Participant’s sole remedy for any Claim related to the Plan or any Award shall be against the Company, and no Participant shall have any Claim or right of any nature against any Subsidiary or Affiliate of the Company or any stockholder or existing or former director, officer or employee of the Company or any Subsidiary of the Company.  There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards.  The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.  Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board.  The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any Claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement.  By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any Claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.
(e)International Participants.  With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other and, in furtherance of such purposes the Administrator

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may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.
(f)Designation and Change of Beneficiary.  Each Participant may file, on forms supplied by the Committee, a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death.  A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee.  The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.  If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his spouse or, if the Participant is unmarried at the time of death, his estate.
(g)Termination of Employment/Service.  Unless determined otherwise by the Committee at any time following such event and subject to Section 15(r) of the Plan: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.
(h)No Rights as a Stockholder.  Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Stock or other securities that are subject to Awards hereunder until such shares have been issued or delivered to that person.
(i)Government and Other Regulations.
(i)The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all Applicable Laws, rules, and regulations, and to such approvals by governmental agencies as may be required.  Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Stock or other securities pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with.  The Company shall be under no obligation to register for sale under the Securities Act any of the Common Stock or other securities to be offered or sold under the Plan.  The Committee shall have the authority to provide that all certificates for Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S.  laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such

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certificates to make appropriate reference to such restrictions.  Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii)The Committee may cancel an Award or any portion thereof if the Committee determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Stock from the public markets, the Company’s issuance of Common Stock or other securities to the Participant, the Participant’s acquisition of Common Stock or other securities from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable.  If the Committee determines to cancel all or any portion of an Award denominated in Common Stock in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of  (A) the aggregate Fair Market Value of the Common Stock subject to such Award or portion thereof that is canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Stock (in the case of any other Award).  Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
(j)Payments to Persons Other Than Participants.  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior Claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(k)Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
(l)No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand.  No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees or service providers under general law.

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(m)Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of or service provider to the Company or the Committee or the Board, other than himself.
(n)Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
(o)Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.
(p)Severability.  If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(q)Obligations Binding on Successors.  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(r)Code Section 409A.
(i)Notwithstanding any provision of the Plan to the contrary, all Awards made under the Plan are intended to be exempt from or, in the alternative, comply with Code Section 409A and the authoritative guidance thereunder, including the exceptions for stock rights and short-term deferrals.  The Plan shall be construed and interpreted in accordance with such intent.  Each payment under an Award shall be treated as a separate payment for purposes of Code Section 409A.
(ii)If a Participant is a “specified employee” (as such term is defined for purposes of Code Section 409A) at the time of his termination of service, no amount that is nonqualified deferred compensation subject to Code Section 409A and that becomes payable by reason of such termination of service shall be paid to the Participant (or in the event of the Participant’s death, the Participant’s representative or estate) before the earlier of  (x) the first business day after the date that is six months following the date of the Participant’s termination of service, and (y) within 30 days following the date of the Participant’s death.  For purposes of Code Section 409A, a termination of service shall be deemed to occur only if it is a “separation from service” within the meaning of Code Section 409A, and references in the Plan and any Award Agreement to “termination of service” or similar terms shall mean a “separation from service.” If any Award is or becomes subject to Code Section 409A, unless the applicable Award Agreement provides otherwise, such Award shall be payable upon the Participant’s “separation from service” within the meaning of Code Section 409A.  If any Award is or becomes subject to Code Section 409A and if payment of such Award would be accelerated or otherwise triggered under a Change in

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Control, then the definition of Change in Control shall be deemed modified, only to the extent necessary to avoid the imposition of any additional tax under Code Section 409A, to mean a “change in control event” as such term is defined for purposes of Code Section 409A.
(iii)Any adjustments made pursuant to Section 13 to Awards that are subject to Code Section 409A shall be made in compliance with the requirements of Code Section 409A, and any adjustments made pursuant to Section 13 to Awards that are not subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either (x) continue not to be subject to Code Section 409A or (y) comply with the requirements of Code Section 409A.
(s)Expenses; Gender; Titles and Headings.  The expenses of administering the Plan shall be borne by the Company and its Affiliates.  Masculine pronouns and other words of masculine gender shall refer to both men and women.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.
(t)Other Agreements.  Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Stock or other securities under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.
(u)Payments.  Participants shall be required to pay, to the extent required by Applicable Law, any amounts required to receive Common Stock or other securities under any Award made under the Plan.
(v)Erroneously Awarded Compensation.  All Awards shall be subject (including on a retroactive basis) to (i) any clawback, forfeiture or similar incentive compensation recoupment policy established from time to time by the Company, including, without limitation, any such policy established to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, (ii) Applicable Law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (iii) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the Common Stock or other securities are listed or quoted, and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V25262-P99609 2. To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024. 3. To approve the amendment and restatement of the Presto Automation Inc. 2022 Incentive Award Plan (the "2022 Plan") to provide for an increase in the number of shares currently available under the 2022 Plan and to amend the evergreen provision. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! ! ! 1. To elect three Class I director nominees to hold office until the 2026 Annual Meeting of Stockholders. For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! PRESTO AUTOMATION INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: PRESTO AUTOMATION INC. 985 INDUSTRIAL ROAD SAN CARLOS, CALIFORNIA 94070 Nominees: 01) Krishna K. Gupta 02) Keith Kravcik 03) Edward Scheetz Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PRST2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V25263-P99609 PRESTO AUTOMATION INC. ANNUAL MEETING OF STOCKHOLDERS December 6, 2023 at 10:00 a.m. Pacific Time THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Xavier Casanova and Susan Shinoff, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Presto Automation Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Pacific Time, on December 6, 2023, at www.virtualshareholdermeeting.com/PRST2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE